                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


[X] Filed by registrant

[ ] Filed by a party other than the registrant


Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[x] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                               JARDEN CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                        ---------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)  Title of each class of securities to which transaction applies:

         - ---------------------------------------------------------------------
         2)  Aggregate number of securities to which transaction applies:

         - ---------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         - ---------------------------------------------------------------------

         4)  Proposed maximum aggregate value of transaction:

         - ---------------------------------------------------------------------
         5)  Total fee paid:

         - ---------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

         - ---------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount previously paid:

         - ---------------------------------------------------------------------
         2)  Form, schedule or registration statement No.:

         - ---------------------------------------------------------------------
         3)  Filing party:

         - ---------------------------------------------------------------------
         4)  Date filed:

         - ---------------------------------------------------------------------

                               JARDEN CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 24, 2003

To Our Stockholders:

         You are cordially invited to attend the Annual Meeting of the Stockholders, and any adjournments or postponements thereof (the "Meeting"), of Jarden Corporation (the "Company"), which will be held on April 24, 2003 at 10:00 A.M., local time, at 555 Theodore Fremd Avenue, Rye, New York 10580, for the following purposes:

         1. To elect two (Class I) directors to serve on the Board of Directors for a term of three years expiring at the 2006 annual meeting of stockholders or until their successors are duly elected and qualified (Proposal 1);

         2. To consider and vote upon a proposal to ratify and approve the Jarden Corporation 2003 Stock Incentive Plan (Proposal 2);

         3. To consider and vote upon a proposal to ratify and approve the Jarden Corporation 2003 Employee Stock Purchase Plan (Proposal 3);

         4. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2003 (Proposal 4); and

         5. To transact such other business as may properly be brought before the Meeting.

         Stockholders of record at the close of business on March 24, 2003 shall be entitled to notice of and to vote at the Meeting. A copy of the Annual Report of the Company for the year ended December 31, 2002 is being mailed to stockholders along with the attached Proxy Statement.

         YOUR VOTE IS IMPORTANT. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING. SUBMITTING THE ENCLOSED FORM OF PROXY WILL APPOINT MARTIN E. FRANKLIN AND IAN G.H. ASHKEN AS YOUR PROXIES. YOU MAY SUBMIT YOUR PROXY BY MAIL. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE MEETING. FOR INSTRUCTIONS, PLEASE REFER TO PAGE 2 OF THE PROXY STATEMENT OR THE PROXY CARD.

                                             By order of the Board of Directors

                                              /s/ Martin E. Franklin
                                             -----------------------
                                             Martin E. Franklin
                                             Chairman and
                                             Chief Executive Officer
March 28, 2003

                               JARDEN CORPORATION
                            555 THEODORE FREMD AVENUE
                                  RYE, NY 10580

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  TO BE HELD ON

                                 APRIL 24, 2003

                                  INTRODUCTION

                   PROXY SOLICITATION AND GENERAL INFORMATION

         This Proxy Statement and the enclosed form of proxy (the "Proxy Card") are being furnished to the holders of common stock, par value $.01 per share (the "Common Stock"), of Jarden Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board" or "Board of Directors") of the Company for use at the Annual Meeting of Stockholders to be held on Thursday, April 24, 2003 at 555 Theodore Fremd Avenue, Rye, New York 10580 at 10:00 A.M., local time, and at any adjournment or postponement thereof (the "Meeting"). This Proxy Statement and the Proxy Card are first being sent to stockholders on or about March 28, 2003. Although the Annual Report and Proxy Statement are being mailed together, the Annual Report shall not be deemed to be part of this Proxy Statement.

         At the Meeting, holders of Common Stock (the "Stockholders") will be asked:

         1. To elect two (Class I) directors to serve on the Board of Directors for a term of three years expiring at the 2006 annual meeting of Stockholders or until their successors are duly elected and qualified (Proposal 1);

         2. To consider and vote upon a proposal to ratify and approve the Jarden Corporation 2003 Stock Incentive Plan (the "2003 Incentive Plan") (Proposal 2);

         3. To consider and vote upon a proposal to ratify and approve the Jarden Corporation 2003 Employee Stock Purchase Plan (the "2003 Purchase Plan") (Proposal 3);

         4. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2003 (Proposal 4); and

         5. To transact such other business as may properly be brought before the Meeting.

         The Board of Directors has fixed the close of business on March 24, 2003 as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting. Each such Stockholder will be entitled to one vote for each share of Common Stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing.

PROXIES AND VOTING

         Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named herein (Proposal 1), FOR the ratification and approval of the 2003 Incentive Plan (Proposal 2), FOR the ratification and approval of the 2003 Purchase Plan (Proposal 3) and FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2003 (Proposal 4).

Voting

         Stockholders are requested to complete, sign, date and promptly return the Proxy Card in the enclosed envelope.

         Most beneficial owners whose stock is held in street name do not receive the Proxy Card. Instead, they receive voting instruction forms from their bank, broker or other agent. Beneficial owners may also be able to vote by telephone or the Internet. Beneficial owners should follow the instructions on the voter instruction form or proxy ballot they receive from their bank, broker or other agent.

         The method of voting used will not limit a Stockholder's right to attend the Meeting.

Revocation of Proxy

         A Stockholder who so desires may revoke his proxy at any time before it is voted at the Meeting by: (i) delivering written notice to the Company (attention: Corporate Secretary); (ii) delivering a proxy that is dated later; or (iii) casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy. Beneficial owners who hold their stock in street name cannot revoke their proxies in person at the Meeting because the Stockholders of record who have the right to cast the votes will not be present. If they wish to change their votes after returning voting instructions, beneficial owners should contact their bank, broker or other agent before the Meeting to determine whether they can do so.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

         Only Stockholders as of the close of business on March 24, 2003 (the "Record Date") are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 14,444,385 shares of Common Stock outstanding and entitled to vote, with each share entitled to one vote.

QUORUM; REQUIRED VOTES

         The presence at the Meeting, in person or by duly authorized proxy, of the holders of a majority of the shares of stock entitled to vote constitutes a quorum for this Meeting. Each share of Common Stock entitles the holder to one vote on each matter presented for Stockholder action.

         The affirmative vote of a plurality of the votes present in person or represented by proxy and entitled to vote is necessary for the election of directors (Proposal 1). The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote is necessary for each of the ratification and approval of the 2003 Incentive Plan (Proposal 2), the ratification and approval of the 2003 Purchase Plan (Proposal 3), and the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2003 (Proposal 4).

         Since the affirmative vote of a plurality of votes present in person or represented by proxy and entitled to vote is required for the election of directors (Proposal 1), abstentions and "broker non-votes" will have no effect on the outcome of such election. Since the affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote is necessary for each of the ratification and approval of the 2003 Incentive Plan (Proposal 2), the ratification and approval of the 2003 Purchase Plan (Proposal
3), and the ratification of the appointment of independent auditors (Proposal
4), abstentions will have the same effect as a negative vote, but "broker non-votes" will have no effect on the outcome of such votes.

         Votes at the Meeting will be tabulated by an inspector of elections appointed by the Company or the Company's transfer agent. Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have not exercised discretionary authority or received instructions from beneficial owners are considered "broker non-votes," and will be counted for purposes of determining whether there is a quorum.

PROXY SOLICITATION

         The Company will bear the costs of the solicitation of proxies for the Meeting. Directors, officers and employees of the Company may solicit proxies from Stockholders by mail, telephone, telegram, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Stock held of record by them and such custodians will be reimbursed for their reasonable expenses.

LIST OF STOCKHOLDERS

         In accordance with Delaware law, a list of Stockholders entitled to vote at the Meeting will be available at the Meeting and for ten days prior to the Meeting, between the hours of 10:00 a.m. and 5:00 p.m., at our offices at 555 Theodore Fremd Avenue, Rye, NY 10580.

         IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS' INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO DELIVER A PROXY TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. PLEASE DELIVER YOUR PROXY PROMPTLY.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of our Common Stock as of March 3, 2003, by (i) each person or entity known to us owning beneficially 5% or more of our Common Stock, (ii) each of our directors and nominees for directors, (iii) each of our executive officers and
(iv) all directors and executive officers as a group. Unless otherwise noted, shares are owned directly or indirectly with sole voting and investment power.

                                                                            Shares Beneficially
Name and Address                                                                      Owned (1)      Percent (2)
----------------                                                                      ---------      -----------

Barclays Global Investors, NA and Barclays Global Fund Advisors
45 Fremont Street
San Francisco, CA 94105...........................................               1,114,664  (3)          7.7%

Bricoleur Capital Management LLC
12230 El Camino Real, Suite 100
San Diego, CA 92130...............................................                 865,030  (4)          6.0%

Schroder Investment Management North America Inc.
875 Third Avenue, 22nd Floor
New York, NY 10022................................................                 851,900  (5)          5.9%

Martin E. Franklin................................................               1,039,341  (6)          7.2%

Ian G.H. Ashken...................................................                 303,652  (7)          2.1%

Rene-Pierre Azria.................................................                    -0-                 *

Desiree DeStefano.................................................                   7,611  (8)           *

Douglas W. Huemme.................................................                  49,350  (9)           *

Richard L. Molen..................................................                  28,400 (10)           *

Lynda W. Popwell..................................................                  39,850 (11)           *

Irwin D. Simon....................................................                    -0-                 *

J. David Tolbert..................................................                  14,690 (12)           *

Michael Whitcomb..................................................                    -0-                 *

Robert L. Wood....................................................                  50,000  (9)           *

All directors, nominees for directors, and executive officers as a
group (11 persons)................................................               1,229,242               8.4%

---------------
*  Less than 1%

(1) For purposes of this table, a person is deemed to have "beneficial ownership" of any share of Common Stock that such person has the right to acquire within 60 days. The number of shares beneficially owned reflected in this table and in the footnotes thereto give effect to the 2-for-1 split of our shares of Common Stock pursuant to which Stockholders of record at the close of business on May 20, 2002 received, on or about June 3, 2002, one additional share of our Common Stock for every share of our Common Stock held.

(2) Percent of class is based on the Common Stock outstanding and entitled to vote as of March 3, 2003. There were 14,439,038 shares outstanding and entitled to vote as of March 3, 2003.

(3) Based solely on Schedule 13G filed with the Securities and Exchange Commission on February 13, 2003. The Schedule 13G reports that Barclays Global Investors, NA has sole dispositive and voting power with respect to 1,046,665 of such shares of Common Stock and Barclays Global Fund Advisors has sole dispositive and voting power with respect to 67,999 of such shares of Common Stock.

(4) Based solely on Schedule 13G filed with the Securities and Exchange Commission on February 13, 2003.

(5) Based solely on Schedule 13G filed with the Securities and Exchange Commission on February 5, 2003.

(6) Includes 100,000 shares of unvested restricted stock. Also includes 303,652 shares of Common Stock held by Mr. Ashken of which Mr. Franklin disclaims beneficial ownership. Mr. Franklin entered into a voting agreement, dated as of August 22, 2002, with Mr. Ashken, pursuant to which Mr. Franklin has the power to vote, or direct the vote, over all of these 303,652 shares of Common Stock.

(7) Includes 40,000 shares of unvested restricted stock. Mr. Ashken entered into a voting agreement, dated as of August 22, 2002, with Mr. Franklin, pursuant to which Mr. Franklin has the power to vote, or direct the vote, over all of these 303,652 shares of Common Stock.

(8) Includes 5,000 shares subject to outstanding options to purchase Common Stock which are exercisable within 60 days.

(9) Includes 48,000 shares subject to outstanding options to purchase Common Stock which are exercisable within 60 days.

(10) Includes 16,100 shares subject to outstanding options to purchase Common Stock which are exercisable within 60 days.

(11) Includes 39,000 shares subject to outstanding options to purchase Common Stock which are exercisable within 60 days.

(12) Includes 3,000 shares subject to outstanding options to purchase Common Stock which are exercisable within 60 days.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Restated Certificate of Incorporation of the Company, as amended, provides that the maximum number of directors shall be nine and the minimum number shall be two. The Bylaws of the Company provides that the number of members constituting the entire Board of Directors is nine. There are currently eight members of the Board of Directors. The Board of Directors of the Company is divided into three classes of directors having staggered three-year terms of office. At each annual meeting of Stockholders, the successor of each director whose term expires at that annual meeting is elected to hold office for a term expiring at the annual meeting of Stockholders held in the third year following the year of his or her election, or until his or her successor have been elected and qualified in accordance with the Company's Restated Certificate of Incorporation, as amended, and Bylaws. Pursuant to the Restated Certificate of Incorporation, as amended, in general, any vacancies on our Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by an affirmative vote of a majority of the remaining directors then in office.

         The terms of office of the Class I Directors, including Martin E. Franklin and Rene-Pierre Azria, expire at this Meeting and each of Messrs. Franklin and Azria is nominated for reelection. On October 24, 2002, Mr. Azria was appointed to the Board of Directors of the Company as a Class I Director to fill the vacancy resulting from the resignation of David L. Swift. The terms of office of the Class II Directors, including Richard L. Molen, Lynda W. Popwell, and Ian G.H. Ashken, expire at the 2004 annual meeting. The terms of office of the Class III Directors, including Douglas W. Huemme, Irwin D. Simon, and Robert
L. Wood, expire at the 2005 annual meeting. There are no family relationships among any of the directors or executive officers of the Company.

         Unless otherwise specified, each proxy received will be voted for the election as directors of the two nominees named below to serve until the 2006 annual meeting of Stockholders and until their successors shall have been duly elected and qualified. Each of the nominees has consented to be named a nominee in the Proxy Statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with the Bylaws of the Company.

THE FOLLOWING PERSONS HAVE BEEN NOMINATED AS CLASS I DIRECTORS:

                                Director
Name                      Age     Since    Business Experience
----                      ---     -----    -------------------
Martin E. Franklin        38      2001     Mr. Franklin is our Chairman and Chief Executive Officer.  Mr. Franklin
                                           was appointed to our Board of Directors on June 25, 2001 and became
                                           Chairman and Chief Executive Officer effective September 24, 2001. Mr.
                                           Franklin is also a principal and executive officer of a number of private investment entities. Mr. Franklin was the Chairman of the Board of
                                           Directors of Bolle Inc. from February 1997 until February 2000.  Mr.
                                           Franklin has previously held positions as Chairman and Chief Executive
                                           Officer of Lumen Technologies, Inc. from May 1996 to December 1998, and
                                           Benson Eyecare Corporation from October 1992 to May 1996.  Since January
                                           2002, Mr. Franklin has served as the Chairman of the Board and a director of Find/SVP, Inc., a Nasdaq OTC Bulletin Board company. Since March 2003,
                                           Mr. Franklin has also served as a director of Bally Total Fitness Holding
                                           Corporation, a New York Stock Exchange company.


Rene-Pierre Azria         46      2002     Mr. Azria is a Managing Director of Rothschild, Inc., an investment bank, and has over twenty years of corporate finance experience, working generally on large size transactions with a high degree of complexity.
                                           His industry experience is concentrated in technology, media and telecommunications, and also includes healthcare and consumer goods.
                                           Prior to joining Rothschild, Inc. in 1996, Mr. Azria served as Managing
                                           Director of Blackstone Indosuez and President of Financiere Indosuez in
                                           New York. Mr. Azria also serves as a director of two privately held companies.

         THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF MARTIN E. FRANKLIN AND RENE-PIERRE AZRIA, OUR CLASS I DIRECTOR NOMINEES.

THE TERMS OF THE FOLLOWING CLASS II DIRECTORS EXPIRE AT THE 2004 ANNUAL MEETING:

                                Director
Name                      Age     Since    Business Experience
----                      ---     -----    -------------------
Ian G.H. Ashken           42      2001     Mr. Ashken is our Vice Chairman, Chief Financial Officer and Secretary.
                                           Mr. Ashken was appointed to our Board of Directors on June 25, 2001 and became Vice Chairman, Chief Financial Officer and Secretary effective
                                           September 24, 2001. Mr. Ashken is also a principal and executive officer of a number of private investment entities. Mr. Ashken was the Vice
                                           Chairman of the Board of Directors of Bolle Inc. from December 1998 until
                                           February 2000.  From February 1997 until his appointment as Vice
                                           Chairman, Mr. Ashken was the Chief Financial Officer and a director of
                                           Bolle Inc.  Mr. Ashken previously held positions as Chief Financial
                                           Officer and a director of Lumen Technologies, Inc. from May 1996 to
                                           December 1998 and Benson Eyecare Corporation from October 1992 to May
                                           1996.

Richard L. Molen          62      1993     Mr. Molen was Chairman, President and Chief Executive Officer of Huffy
                                           Corporation, a sporting goods company, from September 1994 until his retirement in December 1997. Mr. Molen served as President and Chief
                                           Executive Officer of Huffy Corporation since April 1993, and has served on its Board of Directors since June 1984. Mr. Molen also serves as a director of Huntington Bank and Concrete Technology, Inc.

Lynda W. Popwell          58      1997     Ms. Popwell was President, Carolina Eastman Division of Eastman Chemical
                                           Company, a global chemical company, from January 1998 until her retirement in January 2000. From August 1995 until December 1997, she was
                                           Vice President, Health, Safety, Environment and Security and Vice
                                           President, Quality of Eastman Chemical Company. Ms. Popwell served as
                                           Vice President, Tennessee Eastman Division from October 1994 until July
                                           1995.

THE TERMS OF THE FOLLOWING CLASS III DIRECTORS EXPIRE AT THE 2005 ANNUAL
MEETING:

                                Director
Name                      Age     Since    Business Experience
----                      ---     -----    -------------------
Douglas W. Huemme         61      1999     Mr. Huemme was Chairman and Chief Executive Officer of Lilly Industries,
                                           Inc., an industrial coating and specialty chemical company, from 1990 until his retirement in December 2000. He also served as President of
                                           Lilly Industries, Inc. from 1990 until April 1999.

Robert L. Wood            48      2000     Mr. Wood has been Business Group President for Thermosets & Dow
                                           Automotive for The Dow Chemical Company, a science and technology company, since April 2000. He served as Business Vice President for
                                           Polyurethanes of The Dow Chemical Company from May 1997 until April 2000.
                                           He served as Business Vice President for Engineering Plastics of Dow
                                           Plastics, The Dow Chemical Company from October 1995 until May 1997. Mr.
                                           Wood also serves as a director for CoMerica Bank's Midland Region.

Irwin D. Simon            44      2002     Mr. Simon has been the President and Chief Executive Officer and a director of Hain Celestial Group, Inc., a marketer and distributor of natural, organic and specialty food products and a NASDAQ company
                                           ("Hain"), since May 1993.  Mr. Simon was appointed Chairman of the Board of Directors of Hain in April 2000.  From December 1990 through December
                                           1992, Mr. Simon was employed in various marketing capacities with
                                           Slim-Fast Foods Company ("Slim Fast"), a national marketer of meal replacement and weight loss food supplements. In March 1992, Mr. Simon became Vice President of Marketing for Slim Fast.  From 1986 through
                                           1990, Mr. Simon held a number of positions with The Haagen-Dazs Company, a manufacturer and distributor of premium ice cream and related products, and its affiliated companies.  Mr. Simon also serves as a director of
                                           Technology Flavors & Fragrances, Inc. and other privately held companies.

                             COMMITTEES OF THE BOARD

         During 2002, the Board of Directors held eight meetings. The Board of Directors had standing Audit, Executive Compensation, and Nominating and Policies Committees. During 2002, all of the directors then in office attended at least 75% of the total number of meetings held by the Board of Directors and by the Committees of the Board of Directors on which they served during the period for which he or she has been a director, other than a former director of the Company that did not seek reelection at the Company's 2002 annual meeting of Stockholders on May 30, 2002. The Executive Compensation and Nominating and Policies Committees do not meet on a regular basis, but only as circumstances require.

EXECUTIVE COMPENSATION COMMITTEE

         The Executive Compensation Committee reviews management recommendations for executive compensation, including incentive compensation and stock option plans and makes recommendations to the Board of Directors concerning levels of executive compensation and adoption of incentive and stock option plans. The Executive Compensation Committee consists of Messrs. Molen (Chairman), Simon and Wood. Patrick W. Rooney and David L. Swift also served as members of the Executive Compensation Committee during 2002 before their retirement from the Board of Directors. The Executive Compensation Committee met five times during 2002.

NOMINATING AND POLICIES COMMITTEE

         The purpose of the Nominating and Policies Committee is to identify, evaluate and nominate qualified candidates for election to the Board of Directors. The Nominating and Policies Committee will consider nominees recommended by Stockholders. The names of such nominees should be forwarded to Ian G.H. Ashken, Corporate Secretary, Jarden Corporation, 555 Theodore Fremd Avenue, Rye, New York 10580, who will submit them to the committee for its consideration. See the section titled "Other Matters - Proposals by Stockholders" for more information on Stockholder nominations of candidates for election to the Board of Directors.

         The Nominating and Policies Committee is also responsible for developing and recommending to the Board a set of corporate governance principles and periodically reviewing and reassessing the adequacy of those principles and recommending any proposed changes to the Board for approval, and advising the Board on corporate governance matters as they arise.

         The Nominating and Policies Committee consists of Messrs. Huemme (Chairman), Molen and Simon. The Nominating and Policies Committee met two times during 2002.

AUDIT COMMITTEE

         The Audit Committee is comprised of three independent directors (as independence is defined by the rules of the New York Stock Exchange): Ms. Popwell and Messrs. Azria (Committee Chairman) and Wood. Messrs. Rooney and Swift also served as members of the Audit Committee during 2002 before their retirement from the Board of Directors. The duties of the Audit Committee are to: (a) recommend for nomination by the Board of Directors the independent certified public accountants who shall conduct the annual audit of the Company; (b) assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices through review of accounting principles, policies, and changes thereto, financial statements, and general financial disclosure procedures; (c) maintain, through periodic meetings, a direct line of communication with the independent accountants to provide for exchanges of views and information; and (d) review management's evaluation of the adequacy of the Company's internal control structure and the extent to which major recommendations made by the independent accountants have been implemented. The number of meetings held during the year is set forth in the "Report of the Audit Committee," included in this Proxy Statement. The Audit Committee is governed by a written charter approved by the Board of Directors.

         The charter of the Audit Committee, as adopted by the Board of Directors, is set forth as Annex A to this Proxy Statement.

REPORT OF THE AUDIT COMMITTEE

            The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61 (as amended by Statement on Auditing Standards No. 90). In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors' independence.

         The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, and the overall quality of the Company's financial reporting and internal controls. The Committee held five meetings during 2002.

         In reliance on the reviews and discussions referred to above, the Committee reviewed and, together with the other members of the Board, approved for filing with the Securities and Exchange Commission the Annual Report on Form 10-K for the year ended December 31, 2002, which includes audited financial statements for such year. The Committee and the Board have also recommended the selection of the Company's independent auditors for 2003.

Respectfully submitted.                            Audit Committee
                                                   Rene-Pierre Azria, Chairman
                                                   Lynda W. Popwell
                                                   Robert L. Wood


COMPENSATION OF DIRECTORS

         Directors who are also employees of the Company receive no additional compensation for their service on the Board or on any Board committee. Non-employee directors receive a flat retainer of $22,500 per year, payable quarterly in arrears. The chairman of each of the Audit and Executive Compensation Committees receives $5,000 per year and the chairman of the Nominating and Policies Committee receives $2,500 per year. No additional fees are paid for meeting attendance.

         On April 30, 2002, each of the then non-employee directors of the Company was granted options with respect to 2,000 shares of Common Stock under each of the 1998 Long-Term Equity Incentive Plan, as amended and restated (the "1998 Plan") and 2001 Stock Option Plan, as amended (the "2001 Plan"). All of these options granted to Mr. Rooney were terminated and the option to acquire 2,000 shares of Common Stock granted to Mr. Swift under the 2001 Plan was terminated. In connection with Mr. Swift's retirement, the vesting of the option to acquire 2,000 shares of Common Stock under the 1998 Plan was accelerated and, for a period of one year after the date of his retirement, Mr. Swift may exercise any or all of the vested options he holds under any of the Company's plans.

         Messrs. Azria and Simon became members of the Board during 2002. Mr. Azria was granted an option to purchase 2,000 shares of Common Stock upon his appointment to the Board of Directors of the Company on October 24, 2002. Mr. Simon was granted an option to purchase 20,000 shares of Common Stock upon his election to the Board at the 2002 Annual Meeting of Stockholders on May 30, 2002.

         The exercise price for each share of the Common Stock subject to the option granted to each such director is equal to the fair market value of a share of the Common Stock on the date such option is granted. The foregoing options expire ten years after the date they are granted.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

         No director, executive officer, or person nominated to become a director or executive officer has within the last five years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any business or property of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations or similar misdemeanors); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities or practice; (iv) been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission (the "Commission") or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

         The Company is not aware of any material proceedings to which any director, executive officer or affiliate of the Company, or any security holder, including any owner of record or beneficially of more than 5% of any class of the Company's voting securities, is a party adverse to the Company or has a material interest adverse to the Company.

                        EXECUTIVE OFFICERS OF THE COMPANY

         The following table sets forth the name, age and position of each of our executive officers as of March 24, 2003. The executive officers of the Company are appointed by and serve at the discretion of the Board of Directors of the Company.

NAME                      AGE                     POSITION
----                      ---                     --------
Martin E. Franklin        38           Chairman and Chief Executive Officer
Ian G.H. Ashken           42           Vice Chairman, Chief Financial Officer, and Secretary
Desiree DeStefano         35           Senior Vice President
J. David Tolbert          42           Vice President, Human Resources and Administration
Michael Whitcomb          46           Vice President, Marketing

         See the table of nominees for election as directors for biographical data with respect to Martin E. Franklin and Ian G.H. Ashken.

         DESIREE DESTEFANO. Ms. DeStefano serves as our Senior Vice President, working in the areas of finance, treasury, compliance and acquisitions. Ms. DeStefano joined our company as Chief Transition Officer and Vice President in 2001. From 2000 to 2001, Ms. DeStefano served as Chief Financial Officer of Sports Capital Partners, a private equity investment fund. Ms. DeStefano served as Vice President of Bolle, Inc. from 1998 to 2000. From 1996 to 1998, Ms. DeStefano was Vice President of Lumen Technologies, Inc. and prior thereto, Ms. DeStefano held similar positions at Benson Eyecare Corporation, a predecessor of Lumen Technologies, Inc. Prior to that, Ms. DeStefano worked at Price Waterhouse.

         J. DAVID TOLBERT. Mr. Tolbert is our Vice President, Human Resources and Administration. From April 1997 to October 1998, Mr. Tolbert served as our Vice President, Human Resources and Corporate Risk. From October 1993 to April 1997, Mr. Tolbert served as our Director of Human Resources. Since joining Ball Corporation in 1987, Mr. Tolbert served in various human resource and operating positions of Ball Corporation's and our former Plastic Packaging division.

         MICHAEL WHITCOMB. Mr. Whitcomb is our Vice President of Marketing and the Chief Marketing Officer of our consumer products group. Mr. Whitcomb joined our company in 2002. From 2001 to 2002, Mr. Whitcomb was a partner at Crossbow Solutions, a management consulting firm based in Orange County, California. From 1999 to 2000, Mr. Whitcomb was President of Equative Inc., a business-to-business internet software company based in Irvine, California. From 1983 to 1999, Mr. Whitcomb held a succession of marketing and general management positions at The Quaker Oats Company. These positions included Managing Director for Australia and New Zealand, and Director of the Pacific Coast Region for Gatorade.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following summary compensation table sets forth information concerning the annual and long-term compensation earned by the Company's chief executive officer and four other executive officers of the Company whose annual salary and bonus during fiscal 2002 exceeded $100,000 (collectively, the "Named Executive Officers").

                                                                         LONG-TERM COMPENSATION
                                                                   -----------------------------------
                                            ANNUAL COMPENSATION             AWARDS           PAYOUTS
                                          ----------------------------------------------------------------------------
                                                                    RESTRICTED   SECURITIES
                                                                      STOCK      UNDERLYING    LTIP      ALL OTHER
                                                                     AWARD(S)     OPTIONS/   PAYOUTS   COMPENSATION
NAME AND PRINCIPAL POSITION       YEAR     SALARY ($)   BONUS ($)(4) ($) (1)      SARS (#)   ($) (2)      ($) (3)
----------------------------------------------------------------------------------------------------------------------
Martin E. Franklin (5)            2002         460,769   1,460,769      772,500      500,000       --          38,704
Chairman and Chief Executive      2001          50,000          --                   600,000       --              --
Officer

Ian G.H. Ashken (5)               2002         281,538     818,538      309,000      150,000       --          27,961
Vice Chairman, Chief Financial    2001          50,000          --                   300,000       --              --
Officer, and Secretary

Desiree DeStefano (6)             2002         113,750     200,000                    50,000       --           6,957
Senior Vice President             2001          14,423          --                        --       --              --

J. David Tolbert                  2002         149,815      72,286                    30,000  152,021          50,332
Vice President, Human Resources   2001         140,384          --                    15,000       --          10,365
and Administration                2000         134,653          --                     7,500       --          10,119

Michael Whitcomb (7)              2002          44,423      35,000                    20,000       --           2,142
Vice President, Marketing

(1) Represents the value of restricted stock awarded to certain of the Named Executive Officers pursuant to the 1998 Plan in 2002. The value was based upon the $7.73 per share fair market value of our Common Stock on the date of the award. Pursuant to their respective restricted stock award agreements, as amended, the 100,000 and 40,000 shares of restricted stock awarded to Messrs. Franklin and Ashken, respectively, vest when the price of Common Stock reaches or exceeds $35 per share.

(2) In connection with the termination of Company's 1998 Performance Share Plan in 2002, all outstanding payouts under such plan were made. Accordingly, on July 25, 2002, Mr. Tolbert received a payout of 7,776 shares under the 1998 Performance Share Plan having a fair market value of $19.55 per share.

(3) The amounts shown in the All Other Compensation column for 2002 are comprised as follows:

      Mr. Franklin - life insurance and long-term disability premiums, $2,234; imputed taxable income on a split dollar life insurance policy, $52; the Company's match and additional contribution on the employee's 401(k) contribution, $10,000; the Company's contribution to the Employee Stock Purchase Plan, $737; and imputed interest income from an outstanding executive loan, $25,681.

      Mr. Ashken - life insurance and long-term disability premiums, $1,898; imputed taxable income on a split dollar life insurance policy, $1,485; the Company's match and additional contribution on the employee's 401(k) contribution, $11,000; the Company's contribution to the Employee Stock Purchase Plan, $737; and imputed interest income from an outstanding executive loan, $12,841.

      Ms. DeStefano - life insurance and long-term disability premiums, $984; and the Company's match and additional contribution on the employee's 401(k) contribution, $5,973.

      Mr. Tolbert-- life insurance and long-term disability premiums, $1,568; the Company's match and additional contribution on the employee's 401(k) contribution, $8,239; the Company's contribution to Employee Stock Purchase Plan, $785; and a payout as a result of the termination of the 1993 Deferred Compensation Plan, $39,740.

      Mr. Whitcomb - life insurance premiums, $365; and the Company's match on the employee's 401(k) contribution, $1,777.

(4) The amounts shown in the Bonus column include operating bonuses and discretionary performance based bonuses. Such amounts also include transaction bonuses paid to Mr. Franklin, Mr. Ashken and Ms. DeStefano following the acquisition of the business of Tilia International, Inc. The Company has subsequently discontinued its policy of paying transaction bonuses to its Named Executive Officers.

(5) Martin E. Franklin was appointed Chairman and Chief Executive Officer in September 2001. Ian G.H. Ashken was appointed Vice Chairman, Chief Financial Officer and Secretary in September 2001. During 2001, Messrs. Franklin and Ashken were each paid an initial annual salary of $200,000. In connection with such employment, the Company granted an option to acquire 600,000 shares of Common Stock to Mr. Franklin and an option to acquire 300,000 shares of Common Stock to Mr. Ashken. Effective January 1, 2002, the Company entered into employment agreements with each of Messrs. Franklin and Ashken. See "Employment Agreements," below.

(6) Desiree DeStefano joined the Company in November 2001 and was appointed Senior Vice President of the Company in February 2003.

(7) Michael Whitcomb was appointed Chief Marketing Officer of Tilia, Inc., a wholly owned subsidiary of the Company, in September 2002. Mr. Whitcomb was appointed Vice President, Marketing of the Company in February 2003.

OPTIONS GRANTED IN 2002

                                                                                     POTENTIAL REALIZABLE VALUE
                                                                                     AT ASSUMED RATES OF STOCK
                                                                                       PRICE APPRECIATION FOR
                                INDIVIDUAL GRANTS                                         OPTION TERM (4)
                           --------------------------------------------------------------------------------------
                                           PERCENTAGE
                             NUMBER OF      OF TOTAL
                             SECURITIES      OPTIONS
                             UNDERLYING    GRANTED TO
                            UNEXERCISED     EMPLOYEES     EXERCISE
                              OPTIONS       IN FISCAL     PRICE PER     EXPIRATION
 NAME                         GRANTED         2002        SHARE ($)        DATE             5% ($)       10% ($)
 ----------------------------------------------------------------------------------------------------------------
 Martin E. Franklin (1)        500,000        44.3%         19.35          7/2/12        6,084,556    15,419,458

 Ian G.H. Ashken (1)           150,000        13.2%         19.35          7/2/12        1,825,367     4,625,837

 Desiree DeStefano (2)          20,000         1.7%          9.38         2/12/12          117,981       298,986

 Desiree DeStefano (1)          30,000         2.6%         19.35          7/2/12          365,073       925,167

 J. David Tolbert (1)           30,000         2.6%         19.35          7/2/12          365,073       925,167

 Michael Whitcomb (3)           20,000         1.7%         26.15         10/7/12          328,912       833,527

-------------
(1) Options were granted on July 2, 2002, and are exercisable in four equal annual installments beginning one year from the date of grant.
(2) Options were granted on February 12, 2002, and are exercisable in four equal annual installments beginning one year from the date of grant.
(3) Options were granted on October 7, 2002, and are exercisable in four equal annual installments beginning one year from the date of grant.
(4) The dollar amounts under these columns are the result of calculation at the 5% and 10% rates set by the Commission and therefore are not intended to forecast possible future appreciation, if any, in the market value of our Common Stock.

AGGREGATE OPTION EXERCISES IN 2002 AND 2002 YEAR END OPTION VALUES

         The following table contains certain information regarding options to purchase Common Stock held as of December 31, 2002, by each of the Named Executive Officers. The stock options listed below were granted without tandem stock appreciation rights and without freestanding stock appreciation rights outstanding.

                                                                                        VALUE OF UNEXERCISED
                                                          NUMBER OF SECURITIES              IN-THE-MONEY
                                                         UNDERLYING UNEXERCISED       OPTIONS AT DECEMBER 31,
                                                           OPTIONS AT 12/31/02              2002 ($) (1)
                                                      -----------------------------------------------------------
                            SHARES
                          ACQUIRED ON      VALUE                          NON-                          NON-
 NAME                      EXERCISE     REALIZED ($)   EXERCISABLE     EXERCISABLE    EXERCISABLE    EXERCISABLE
 ----------------------------------------------------------------------------------------------------------------
 Martin E. Franklin            600,000      1,812,000            -0-        500,000            -0-     2,260,000

 Ian G.H. Ashken               300,000        906,000            -0-        150,000            -0-       678,000

 Desiree DeStefano                 -0-            -0-            -0-         50,000            -0-       425,400

 J. David Tolbert                3,000         32,700         21,000         60,000        348,405       681,525

 Michael Whitcomb                  -0-            -0-            -0-         20,000            -0-           -0-

(1) Before taxes. The dollar value reported is based on the difference between the exercise price of the option outstanding and the market price of Common Stock at the close of trading on December 31, 2002. The closing market price on that date was $23.87 per share.

REPORT ON EXECUTIVE COMPENSATION BY THE EXECUTIVE COMPENSATION COMMITTEE

Introduction

         The Company's Executive Compensation Committee ("Committee") consists of three directors, all of whom have considerable experience in executive compensation issues and management development. No member of the Committee has ever been an officer or employee of the Company, nor is there a direct or indirect relationship between any of the members of the Committee and any of the Company's executive officers.

         The Company entered into employment agreements, effective January 1, 2002, with each of Messrs. Franklin, Ashken, and Tolbert and entered into an employment agreement with Mr. Whitcomb as of September 24, 2002. See "Employment Agreements," below.

         The Board of Directors of the Company maintained certain equity plans in 2002. These plans include:

         o  2001 Stock Option Plan, as amended;

         o  1998 Long-Term Equity Incentive Plan, as amended and restated;

         o  1996 Employee Stock Purchase Plan (the "1996 Purchase Plan"); and

         o  1993 Stock Option Plan.

         See the section below titled "-- Long-Term, Equity-Based Employee Incentive Compensation" and the section titled "Executive Compensation - Compensation Plans" for more information about our equity plans.

         The Committee annually determines compensation of the Company's senior management and its executive officers, oversees the administration of executive programs, and has approved a compensation philosophy for the Company, which is described below.

Executive Compensation Philosophy

         The basic elements of the Company's compensation philosophy are to provide competitive annual compensation combined with long-term reward opportunities and risks by linking management's compensation to the Company's success in creating value for its Stockholders. The total compensation package, which includes base salary, incentive compensation and long-term incentive opportunities in the form of stock, is designed to allow the Company to attract, motivate, and retain top-quality executives.

Cash Compensation

         For 2002, base salaries and target incentive compensation participation rates (percentage of base salary) for the Company's executive officers were established by the Committee. Base salary and incentive compensation (total cash compensation) earned in 2002 by the Named Executive Officers are reflected in the "Salary" and "Bonus" columns in the Summary Compensation Table.

Long-Term, Equity-Based Employee Incentive Compensation

         The 1998 Plan and 2001 Plan are designed to give the Board discretion and flexibility in designing incentive compensation packages to motivate executive officers and key employees and to maximize Stockholder value. Pursuant to these plans, the Board may issue to non-employee directors, executive officers and key employees of the Company incentive stock options, nonqualified stock options, restricted stock, stock equivalent units, stock appreciation rights and other stock-related forms of incentive compensation. The specific types and size of awards to be granted (other than options granted to non-employee directors) and the terms and conditions of such awards are determined by the Committee subject to the provisions of the 1998 Plan and 2001 Plan.

         The Committee has set guidelines which determine the number of shares to be granted and the frequency of stock option awards. These guidelines, which are applicable to all participants including the Chief Executive Officer, provide that awards will generally be based upon the employee's position within the Company and a subjective review of the employee's performance. Any such decision would be subjective in nature and not based upon any objective factors. The stock option awards to each individual are not conditioned on the number of previously granted options. All awards to executive officers are within the discretion of the Committee. Under the 1998 Plan, stock options are typically granted with an exercise price equal to the closing market price of the Common Stock on the date of the grant and become exercisable at a rate of 25% annually beginning on the first anniversary of the grant. Most of the options under the 2001 Plan were granted during December 2001 with an exercise price equal to the fair market value of the Common Stock on the date of the grant and, in general, vested when the Common Stock market price reached $8.50 per share. Under the 2001 Plan, during 2002, stock options were granted with an exercise price equal to the fair market value of the Common Stock on the date of the grant and, in general, become exercisable at a rate of 25% annually beginning on the first anniversary of the grant.

         The 1998 Plan also allows the Committee to award grants of shares of restricted stock to select key employees, including the Named Executive Officers. Such grants have been made primarily under circumstances associated with initial employment or a significant increase in responsibility.

         The Committee believes that the total compensation package has been designed to motivate executive officers and focus on increasing the market value of our Common Stock. The foregoing tables reflect the compensation structure being pursued by the Committee.

Respectfully submitted.                       Executive Compensation Committee
                                              Richard L. Molen, Chairman
                                              Irwin D. Simon
                                              Robert L. Wood

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No member of the Executive Compensation Committee during 2002 was an officer, employee or former officer of the Company of any of its subsidiaries or had any relationship requiring disclosure herein pursuant to SEC regulations. No executive officer of the Company served as a member of a compensation committee or a director of another entity under circumstances requiring disclosure under SEC regulations.

PERFORMANCE GRAPH

         The graph below compares the cumulative total Stockholder return on the Company's Common Stock from December 31, 1997 through December 31, 2002, with the cumulative total return of (a) the Dow Jones Consumer Index - Non-Cyclical and (b) the Russell 2000 Index. The graph assumes that the beginning value of the Common Stock and each index was $100. The comparisons in the graph below are based on historical data and are not indicative of, or intended to forecast, possible future performance of Common Stock.

JARDEN INDEXED STOCK PERFORMANCE

[GRAPH OMITTED]

                         December 31,    December 31,    December 31,   December 31,    December 31,    December 31,
                                 1997            1998            1999           2000            2001            2002
                        -------------- --------------- --------------- -------------- --------------- ---------------
Jarden                          100.0            84.6            78.0           47.6            55.3           168.2
D.J. Consumer -                 100.0           115.1           114.5          100.9           102.0            95.6
Non-Cyclical
Russell 2000                    100.0            96.6           115.5          110.6           111.8            87.7

COMPENSATION PLANS

         In addition to the proposed 2003 Incentive Plan and 2003 Purchase Plan, we maintain the following plans for the benefit of our employees, including executive officers:

         o  2001 Stock Option Plan, as amended;

         o  1998 Long-Term Equity Incentive Plan, as amended and restated;

         o  1996 Employee Stock Purchase Plan;

         o  1993 Stock Option Plan;

         o  401(k) plan; and

         o  Health and other insurance plans.

         In connection with the adoption of the 2003 Incentive Plan, the Board of Directors has determined that no additional options or other awards will be granted under any of the Company's prior equity plans. The 2003 Incentive Plan will replace and serve as the successor to all of the Company's equity plans other than the proposed 2003 Purchase Plan.

         In connection with the adoption of the 2003 Purchase Plan, the Board of Directors has determined that no additional shares will be issued under the 1996 Purchase Plan after March 3, 2003. The 2003 Purchase Plan will replace and serve as the successor to the 1996 Purchase Plan.

2001 Stock Option Plan

         The purpose of the 2001 Plan was to enable the Company to provide incentives to its executive officers and non-employee directors, to encourage them to make substantial contributions to our future success, to align their compensation with the performance of the Common Stock and to ensure that we can provide competitive compensation opportunities to such personnel. The vesting schedules of options granted under the 2001 Plan were determined by the Board of Directors of the Company.

1998 Long-Term Equity Incentive Plan

         The 1998 Plan was designed to give the Board discretion and flexibility in designing incentive compensation packages to motivate executive officers and key employees to maximize Stockholder value. Pursuant to the 1998 Plan, the Board issued to non-employee directors, executive officers and key employees of the Company incentive stock options, nonqualified stock options, restricted stock and other stock related forms of incentive compensation. The specific types and size of awards to be granted (other than options granted to non-employee directors) and the terms and conditions of such awards were determined by the Committee, subject to the provisions of the 1998 Plan. Although the 1998 Plan authorized the grant to each non-employee director of the Company of an option to acquire 2,000 shares of Common Stock on April 30 of each year, the Board of Directors has determined that no additional options will be granted under the 1998 Plan.

1996 Employee Stock Purchase Plan

         The purpose of the 1996 Purchase Plan was to encourage eligible employees of the Company and its subsidiaries to acquire and maintain an interest in the Company by purchasing shares of Common Stock through payroll deductions. The 1996 Purchase Plan was intended to further align the interest of employees with those of Stockholders and to increase our employees' Common Stock ownership. The 1996 Purchase Plan was administered by National City Bank. Any regular full-time or regular part-time employee of the Company was eligible to participate in the 1996 Purchase Plan after such employee has attained age 18. The Company contributed an amount equal to 20% of each participating employees actual payroll deductions. The price of the shares purchased with the participant's payroll deduction and Company contribution was the average of daily high and low prices of the Company's shares traded during the three calendar months proceeding the investment date on which new shares are purchased.

EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth certain information regarding the Company's equity plans as at December 31, 2002.

----------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF SECURITIES
                                                                                            REMAINING AVAILABLE FOR
                                NUMBER OF SECURITIES TO BE    WEIGHTED-AVERAGE EXERCISE      FUTURE ISSUANCE UNDER
                                  ISSUED UPON EXERCISE OF       PRICE OF OUTSTANDING       EQUITY COMPENSATION PLANS
                                   OUTSTANDING OPTIONS,         OPTIONS, WARRANTS AND        (EXCLUDING SECURITIES
                                    WARRANTS AND RIGHTS              RIGHTS ($)            REFLECTED IN COLUMN (A))
PLAN CATEGORY                               (A)                          (B)                          (C)
----------------------------------------------------------------------------------------------------------------------
Equity Compensation Plans                1,613,995                      15.55                     32,513 (1)
Approved by Security Holders
----------------------------------------------------------------------------------------------------------------------
Equity Compensation Plans Not                    0                        N/A                          0
Approved by Security Holders
----------------------------------------------------------------------------------------------------------------------
Total                                    1,613,995                      15.55                     32,513 (1)
----------------------------------------------------------------------------------------------------------------------

(1) No additional options or other securities will be granted under the any of the Company's prior equity plans other than the proposed 2003 Incentive Plan and proposed 2003 Purchase Plan.

EMPLOYMENT AGREEMENTS

         The Company's employment agreement with Martin E. Franklin, dated as of January 1, 2002, is for a term of two years, subject to certain termination rights and renewal provisions. Mr. Franklin currently receives an annual base salary of $611,000, as well as an operating bonus of up to 50% of base compensation each year for achieving the Company's earnings per share budget and up to 100% of base compensation each year for achieving 110% of the Company's earnings per share budget and other performance based bonuses at the discretion of the Board. Mr. Franklin's employment agreement also entitles him to participate in the medical, insurance and other fringe benefit plans or policies the Company may make available to, or have in effect for, its personnel with commensurate duties from time to time. This includes maintaining a split-dollar life insurance policy on Mr. Franklin, the annual premium not to exceed $35,000. In addition to these benefits, the employment agreement awarded to Mr. Franklin 100,000 restricted shares of Common Stock as of January 1, 2002 which have not vested. Mr. Franklin's employment agreement also contains a noncompetition covenant and nonsolicitation provisions (relating to the Company's employees and customers) effective during the term of his employment and continuing for a period of 12 months after the expiration or termination of Mr. Franklin's employment (24 months in the event that termination is by the Company without cause). In the event Mr. Franklin's employment is terminated by the Company without "cause" (as such term is defined in his employment agreement) or upon "disability" (as such term is defined in his employment agreement), Mr. Franklin will be entitled to (a) two year's base compensation, (b) two year's target bonus that he would have been entitled to receive for the year in which his employment was terminated, (c) the continuation of health insurance and other benefits for two years at the Company's expense, (d) full vesting of any outstanding stock options on the Company's stock, (e) the lapsing of any restrictions over any restricted shares of the Company's stock, and (f) the prepayment of any outstanding amounts under his split-dollar life insurance policy. In addition, Mr. Franklin's employment agreement may be terminated at the Company's option for "cause" (as such term is defined in his employment agreement).

         The Company's employment agreement with Ian G.H. Ashken, dated as of January 1, 2002, is for a term of two years, subject to certain termination rights and renewal provisions. Mr. Ashken currently receives an annual base salary of $366,600, as well as an operating bonus of up to 50% of base compensation each year for achieving the Company's earnings per share budget and up to 100% of base compensation each year for achieving 110% of the Company's earnings per share budget and other performance based bonuses at the discretion of the Board. Mr. Ashken's employment agreement also entitles him to participate in the medical, insurance and other fringe benefit plans or policies the Company may make available to, or have in effect for, its personnel with commensurate duties from time to time. This includes maintaining a split-dollar life insurance policy on Mr. Ashken, the annual premium not to exceed $30,000. In addition to these benefits, the employment agreement awarded to Mr. Ashken 40,000 restricted shares of Common Stock as of January 1, 2002 which have not vested. Mr. Ashken's employment agreement also contains a noncompetition covenant and nonsolicitation provisions (relating to the Company's employees and customers) effective during the term of his employment and continuing for a period of 12 months after the expiration or termination of Mr. Ashken's employment (24 months in the event that termination is by the Company without cause). In the event Mr. Ashken's employment is terminated by the Company without "cause" (as such term is defined in his employment agreement) or upon "disability" (as such term is defined in his employment agreement), Mr. Ashken will be entitled to (a) two year's base compensation, (b) two year's target bonus that he would have been entitled to receive for the year in which his employment was terminated, (c) the continuation of health insurance and other benefits for two years at the Company's expense, (d) full vesting of any outstanding stock options on the Company's stock, (e) the lapsing of any restrictions over any restricted shares of the Company's stock, and (f) the prepayment of any outstanding amounts under his split-dollar life insurance policy. In addition, Mr. Ashken's employment agreement may be terminated at the Company's option for "cause" (as such term is defined in his employment agreement).

         The Company's employment agreement with J. David Tolbert, dated as of January 1, 2002, is for a term of two years, subject to certain termination rights and renewal provisions. Under the employment agreement, Mr. Tolbert currently receives an annual base salary of

$165,000, as well as a discretionary bonus package based on performance. Mr. Tolbert's employment agreement also entitles him to participate in the medical, insurance and other fringe benefit plans or policies the Company may make available to, or have in effect for, its personnel with commensurate duties from time to time. Mr. Tolbert's employment agreement also contains a noncompetition covenant and nonsolicitation provisions (relating to the Company's employees and customers) effective during the term of his employment and continuing for a period of 12 months after the expiration or termination of Mr. Tolbert's employment. In the event Mr. Tolbert's employment is terminated by the Company without "cause" (as such term is described in his employment agreement) or upon "disability" (as such term is defined in his employment agreement), Mr. Tolbert will be entitled to (a) one year's base compensation, (b) one year's target bonus that he would have been entitled to receive for achieving budget for the year in which his employment was terminated, (c) the continuation of health insurance and other benefits for one year at the Company's expense, (d) full vesting of any outstanding stock options on the Company's stock, and (e) the lapsing of any restrictions over any restricted shares of the Company's stock owned by Mr. Tolbert. In addition, Mr. Tolbert's employment agreement may be terminated at the Company's option for "cause."

         The Company's employment agreement with Michael Whitcomb, dated as of September 24, 2002, commenced October 7, 2002 and continues until it is terminated by Mr. Whitcomb or the Company. Under the employment agreement, Mr. Whitcomb currently receives an annual base salary of $210,000, as well as a discretionary bonus package based on performance. Mr. Whitcomb's employment agreement also entitles him to participate in substantially the same benefit plans or policies that are provided to the Company's other personnel with commensurate duties from time to time. In addition to these benefits, the employment agreement awarded to Mr. Whitcomb an option to acquire 20,000 shares of Common Stock. Mr. Whitcomb's employment agreement also contains a noncompetition covenant and nonsolicitation provisions (relating to the Company's employees and customers) effective during the term of his employment and continuing for the period of time after the expiration or termination of Mr. Whitcomb's employment that he is paid any severance amounts due under his employment agreement. In the event Mr. Whitcomb's employment is terminated by the Company without "cause" (as such term is defined in his employment agreement) (a) prior to October 7, 2003, he will continue to receive his base salary for a period of six months, and (b) after October 7, 2003, he will continue to receive his base salary for a period of twelve months. In addition, Mr. Whitcomb's employment agreement may be terminated at the Company's option for "cause" (as such term is defined in his employment agreement).

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Agreement with Marlin Partners II, L.P.

         On May 7, 2001, we entered into a letter of intent with Marlin Partners II, LP ("Marlin"), Catterton Partners, L.P. ("Catterton") and Alpha Private Equity Group ("Alpha") for the acquisition by Marlin, Catterton and Alpha of all of our issued and outstanding Common Stock. At the time, Marlin was a related party due to its ownership of approximately 10% of our issued and outstanding Common Stock. Mr. Franklin and Mr. Ashken, our current Chairman and Chief Executive Officer, and Vice Chairman and Chief Financial Officer, respectively, are the managing partners of Marlin. In June 2001, the letter of intent was terminated, and in accordance with its terms, Marlin was reimbursed approximately $480,000 of expenses related to the contemplated transaction. Under an Agreement dated June 22, 2001, the Company and Marlin also agreed:

         o Mr. Franklin and Mr. Ashken would be named to the Board of Directors effective June 25, 2001;

         o the Company would use its best efforts to have its 2001 Annual Meeting of Stockholders no later than July 31, 2001;

         o Marlin and its affiliates would immediately withdraw their opposing slate of nominees for election at the 2001 Annual Meeting of Stockholders and vote their shares in favor of Mr. Ashken, Mr. Molen and Ms. Popwell as directors at the 2001 Annual Meeting of Stockholders, and would not, directly or indirectly, at any time on or before the Company's 2002 Annual Meeting of Stockholders;

            o participate in any solicitation of proxies in opposition to, or make any public statements in opposition to, any proposals or director nominees of the Company in connection with any meeting of the Company's Stockholders;

            o initiate, propose or solicit Stockholders of the Company for the approval of any Stockholder proposals;

            o nominate any person for election to the Company's Board of Directors;

            o vote their shares against any proposal or nominee for director proposed or supported by the Company or in favor of any proposal or nominee not proposed or supported by the Company (provided that Marlin Partners and its affiliates may abstain from voting on any matter at any Stockholder meeting other than for the nominees for election as directors at the 2001 Annual Meeting of Stockholders);

            o advise, assist, encourage or solicit, or participate in a group with, any other person in connection with any of the matters listed above;

         o Marlin and its affiliates will not object to a postponement of the Company's 2002 Annual Meeting of Stockholders if a majority of the Company's Board of Directors determined in good faith that the meeting should be postponed; and

         o the Company will use its best efforts to hold the Company's 2003 Annual Meeting of Stockholders no later than April 30, 2003.

On June 25, 2001, Messrs. Franklin and Ashken became directors of the Company and on September 24, 2001, Messrs. Franklin and Ashken became executive officers of the Company.

Executive Loan Program

         Section 402 of the Sarbanes-Oxley Act of 2002 (the "Act") provides that companies may no longer make loans to its executive officers and directors. Prior to the enactment of the Act, the Company operated an executive loan program to provide loans to finance exercises of incentive stock options and non-qualified stock options granted under our various stock plans. Pursuant to this program, on January 24, 2002, Messrs. Franklin and Ashken received loans from the Company in the amount of $3,282,000 and $1,641,000, respectively, in connection with the exercise of non-qualified stock options to purchase 600,000 and 300,000 shares, respectively, of Common Stock granted under the 2001 Stock Option Plan. These loans bear interest at a rate of 4.125% per annum. All payments in respect of these loans are due on January 23, 2007 or 90 days after the date Mr. Franklin or Mr. Ashken, as the case may be, ceases to be employed by the Company (with certain exceptions). The loans may be repaid in cash, shares of our Common Stock, or a combination thereof. On February 14, 2003, Mr. Ashken surrendered 10,000 shares of Common Stock to the Company to repay approximately $259,500 of the outstanding amount under his loan. In accordance with the Act, the Company will not make any additional loans to its executive officers and directors under the executive loan program.

Agreement with NewRoads, Inc.

         On November 6, 2002, one of the Company's wholly owned subsidiaries entered into an arms length agreement with NewRoads, Inc. ("NewRoads"), a third party provider of pick, pack and ship services, order fulfillment, warehousing, and other services to the retail industry. Pursuant to the agreement, NewRoads agreed to provide such services to the Company's home vacuum packaging segment. The agreement expires in three years unless earlier terminated pursuant to the terms of the agreement and the Company's subsidiary has the right to renew the agreement for additional terms of one year. Mr. Franklin's brother-in-law is the executive chairman of the board of NewRoads. Mr. Franklin has an indirect ownership interest of less than 1/2% in NewRoads.

                                   PROPOSAL 2

               RATIFICATION AND APPROVAL OF THE JARDEN CORPORATION
                            2003 STOCK INCENTIVE PLAN


         The Jarden Corporation 2003 Stock Incentive Plan (the "2003 Incentive Plan") was adopted by the Board of Directors on February 6, 2003 and will become effective on April 24, 2003, subject to approval by the Stockholders at the Meeting. The purpose of the 2003 Incentive Plan is to attract able persons to enter and remain in the employ of the Company and its subsidiaries and to provide a means whereby employees, officers, directors, consultants, independent contractors and advisors of the Company can acquire and maintain Common Stock ownership or be paid incentive compensation, thereby strengthening their commitment to the welfare of the Company and promoting an identity of interest between stockholders and these eligible persons.

         In connection with the adoption of the 2003 Incentive Plan, the Board of Directors has determined that no additional options or other awards will be granted under any of the Company's equity plans other than the proposed 2003 Purchase Plan (the "Historical Equity Plans"). Options granted under the Historical Equity Plans remain outstanding according to their terms and, as of March 3, 2003, 1,542,998 shares are reserved for issuance with respect to outstanding options under the Historical Equity Plans. The 2003 Incentive Plan will replace and serve as the successor to all of the Historical Equity Plans.

         The following summary of the 2003 Incentive Plan is qualified in its entirety by reference to the text of the 2003 Incentive Plan, which is included as Annex B to this proxy.

SUMMARY OF THE JARDEN CORPORATION 2003 STOCK INCENTIVE PLAN

         Administration and Eligibility. The 2003 Incentive Plan authorizes the issuance of up to 2,000,000 shares of our Common Stock upon the exercise of stock options or in connection with the issuance of restricted stock and stock bonuses, provided that the Administrator (as hereinafter defined) may not grant awards to the extent and at a time when the total number of outstanding options or other awards granted under the 2003 Incentive Plan, aggregated with the total number of outstanding options granted pursuant to all of the Historical Company Plans exceeds 15% of the total number of shares of Common Stock outstanding on a fully diluted basis (i.e., taking into effect the potential conversions of all outstanding options and other convertible equity securities, if any, into Common Stock of the Company); provided, however, that a reduction in the number of shares of Common Stock outstanding on a fully diluted basis shall not cause a reduction in the number of awards previously granted. The 2003 Incentive Plan authorizes the granting of stock options, restricted stock and stock bonuses to employees, officers, directors, consultants, independent contractors and advisors of the Company and its subsidiaries. The 2003 Incentive Plan provides for its administration by either a committee of two or more outside directors or the Board of Directors (the "Administrator"). In general, the Administrator, in its sole discretion, determines which eligible employees, officers, directors, consultants, independent contractors and advisors of the Company and its subsidiaries may participate in the 2003 Incentive Plan and the type, extent and terms of the equity-based awards to be granted to them.

         Options. The 2003 Incentive Plan provides for the grant of both incentive stock options ("ISOs") that qualify under Section 422 of the Code, and non-qualified stock options ("NQSOs"). ISOs may be granted only to our employees or employees of our subsidiaries (including officers and directors who are also employees). NQSOs (and all other awards other than ISOs) may be granted to our and our subsidiaries' employees, officers, directors, consultants, independent contractors and advisors. The exercise price of ISOs must be at least equal to the fair market value of our Common Stock on the date of grant. The exercise price of ISOs granted to 10% stockholders must be at least equal to 110% of that value. The maximum term of options granted under the 2003 Incentive Plan is ten years. Awards granted under the 2003 Incentive Plan may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee (unless otherwise determined by the Administrator and set forth in the award agreement with respect to awards that are NQSOs). Options granted under the 2003 Incentive Plan generally expire three months after the termination of the optionee's service to the Company or a parent or subsidiary of the Company, except in the case of death or disability, in which case the options generally may be exercised up to 12 months following the date of death or termination of service. Options will generally terminate immediately upon voluntary termination by the optionee or termination for cause. In the event of a "change in control" transaction, outstanding awards may be assumed or substituted by the successor corporation (if any). In the discretion of the Administrator, the vesting of such awards may accelerate prior to the consummation of such a transaction and if not exercised prior to the transaction may terminate at such time as the Administrator may determine.

         Restricted Stock. The Administrator may make grants of restricted stock for cash or other consideration, as the Administrator determines. The number of shares of Common Stock granted to each grantee will be determined by the Administrator. Grants of restricted stock will be made subject to such restrictions and conditions as the Administrator may determine in its sole discretion, including periods of restriction on transferability.

         Stock Bonuses. A stock bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any of its subsidiaries for past or future services. Stock bonuses and the criteria they are based upon will be determined by the Administrator.

         Amendment. The Board has the right to amend, suspend or terminate the 2003 Incentive Plan at any time, provided, however, that no amendment or change in the 2003 Incentive Plan that pursuant to applicable law or regulation requires Stockholder approval will be effective without such approval.

         Certain Tax Consequences. No taxable income is realized by an optionee upon the grant or exercise of an ISO. If Common Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (i) upon sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the optionee's employer for Federal income tax purposes. If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (ii) the optionee's employer will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the Common Stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any deduction by the employer. Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following termination of employment, the exercise of the option will generally be taxed as the exercise of a non-ISO. For purposes of determining whether an optionee is subject to any alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a non-ISO. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability. As a result, a taxpayer has to determine his/her potential liability under the alternative minimum tax.

         With respect to non-ISOs (i) no income is realized by the optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the optionee's employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held. Individuals subject to Section 16(b) of the Exchange Act will recognize ordinary income at the time of exercise of a non-ISO as noted above, provided at least six months have elapsed from the date of grant to the date of exercise. In the event that less than six months have elapsed, such individual will recognize ordinary income at the time such six month period elapses in an amount equal to the excess of the fair market value of the shares on such date over the exercise price.

         The granting of an award of restricted stock does not result in taxable income to the recipient unless the recipient elects to report the award as taxable income under Section 83(b) of the Internal Revenue Code. Absent such an election, the value of the award is considered taxable income once it is vested and distributed. Dividends are paid concurrent with, and in an amount equal to, ordinary dividends and are taxable as paid. If a Section 83(b) election is made, the recipient recognizes ordinary income in the amount of the total value on the date of grant and we receive a corresponding tax deduction. Any gain or loss subsequently experienced will be a capital gain or loss to the recipient and we do not receive an additional tax deduction.

         Optionees are strongly advised to consult with their individual tax advisers to determine their personal tax consequences resulting from the grant and/or exercise of options or the issuance and sale of restricted stock under the 2003 Incentive Plan.

         New Plan Benefits. The grant of options under the 2003 Incentive Plan is within the discretion of the Administrator. We cannot forecast the extent of option grants that will be made in the future except with respect to the grants and awards described below. Information with respect to compensation paid and other benefits, including options, granted during the 2002 fiscal year to the Chief Executive Officer and the other Named Executive Officers is set forth above.

BENEFITS TO BE AWARDED TO CERTAIN INDIVIDUALS

         Other than the grants of awards to Messrs. Franklin, Ashken and Azria described below, the number and type of awards to be granted to participants under the 2003 Incentive Plan are not presently determinable.

         Stock Option Grants. On or subsequent to the day the 2003 Incentive Plan is approved by the Stockholders, Mr. Azria will be granted an option to acquire 18,000 shares of Common Stock with an exercise price equal to the lesser of $23.96 per share and the per share fair market value of the Common Stock on the date of grant.

         Restricted Stock Awards. On or subsequent to the day the 2003 Incentive Plan is approved by the Stockholders, it is intended that Messrs. Franklin and Ashken will be granted 150,000 and 50,000 shares of restricted stock, respectively, under the 2003 Incentive Plan. The dollar value of such shares will be determined by the Board at the time of grant.

         THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION AND APPROVAL OF THE JARDEN CORPORATION 2003 STOCK INCENTIVE PLAN.

                                   PROPOSAL 3

               RATIFICATION AND APPROVAL OF THE JARDEN CORPORATION
                        2003 EMPLOYEE STOCK PURCHASE PLAN


         The Jarden Corporation 2003 Employee Stock Purchase Plan (the "2003 Purchase Plan") was adopted by the Board of Directors on February 6, 2003. However, qualified employees may not purchase any shares of Common Stock under the 2003 Purchase Plan prior to approval of the plan by the Stockholders. The purpose of the 2003 Purchase Plan is to assist employees of the Company and its designated subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan that is intended to qualify for beneficial tax treatment under Section 423 of the Code. The 2003 Purchase Plan is also intended to encourage employees to work in the best interests of the Stockholders, to support recruitment and retention of qualified employees and to provide employees with an advantageous means of accumulating long-term investments. Plans such as the 2003 Purchase Plan have become particularly important for us to be able to continue to retain and attract key management and directors because of the competitive nature of the market in which we operate.

         In connection with the adoption of the 2003 Purchase Plan, the Board of Directors has determined that no additional awards will be granted under the 1996 Purchase Plan after March 3, 2003. The 2003 Purchase Plan will replace and serve as the successor to the 1996 Purchase Plan.

         The following summary of the 2003 Purchase Plan is qualified in its entirety by reference to the text of the 2003 Purchase Plan, which is included as Annex C to this proxy.

SUMMARY OF THE JARDEN CORPORATION 2003 EMPLOYEE STOCK PURCHASE PLAN

         Administration and Eligibility. Under the 2003 Purchase Plan, qualified employees may purchase shares of Common Stock through payroll deductions at a discount from market price, without incurring broker commissions. A maximum of 300,000 shares of Common Stock, subject to adjustment for stock splits and similar adjustments, will be available for purchase under the 2003 Purchase Plan. The Common Stock issued under the 2003 Purchase Plan will be from authorized but unissued shares of the Company's Common Stock or from shares subsequently acquired as treasury shares.

         The 2003 Purchase Plan may be administered by the Company's Executive Compensation Committee (the "Committee"). The Committee is authorized to administer and interpret the 2003 Purchase Plan and to make such rules and regulations as it deems necessary to administer the 2003 Purchase Plan, so long as such interpretation, administration or application regarding purchases corresponds to the requirements of Code Section 423. Participation in the 2003 Purchase Plan is voluntary. To be eligible to participate in the 2003 Purchase Plan, an employee, whether full or part-time, may not own 5% or more of the combined voting power or value of the Company's capital stock or that of any related corporations. Non-employee directors of the Company are not eligible to participate in the 2003 Purchase Plan. No participant may purchase Common Stock under the 2003 Purchase Plan with a fair market value greater than $25,000 (or such other value as determined under the 2003 Purchase Plan) in any calendar year. Approximately 1,523 employees are eligible to participate in the 2003 Purchase Plan.

         Offering Periods. Consecutive three month offering periods will commence on February 1, May 1, August 1 and November 1 of each year and end, respectively, on the following April 30, July 31, October 31 and January 31 respectively. The first offering period under the 2003 Purchase Plan will begin on February 1, 2003 and end on April 30, 2003. During the offering periods, participating employees accumulate funds in an account used to buy Common Stock through payroll deductions. Each participant chooses an amount between $60 and $10,000 of their compensation per calendar year to be deducted in equal amounts per pay period. The last day of each offering period is the purchase date, at which time the purchase price is determined and the participating employees' accumulated funds are used to purchase the appropriate number of shares of Common Stock. Fractional shares may be issued under the 2003 Purchase Plan unless the Committee determines otherwise for a future offering period. Under the 2003 Purchase Plan, no employee may purchase more than $25,000 worth of Common Stock (based on the fair market value of the Common Stock on the first day of an offering period) during any calendar year. The Committee may change the length of future offering periods, subject to the requirements of Code
Section 423.

         Purchase Price. The purchase price per share of Common Stock is 85% of the lesser of (1) the fair market value of the Common Stock on the first day of an offering period and (2) the fair market value of the Common Stock on the last day of an offering period. The Committee may change the purchase price for future offering periods, subject to the requirements of Code Section 423.

         Effect of Termination. Employees have no right to acquire shares under the 2003 Purchase Plan upon termination of their employment for any reason prior to the last business day of an offering period. Upon termination of employment, the Company will pay the balance in the employee's account to the employee or to his or her estate without interest. Neither payroll deductions credited to an employee's account nor any rights with regard to the purchase of shares under the 2003 Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the employee, other than by will or the laws of descent and distribution.

         Change in Control. In the event of certain mergers, consolidations or acquisitions by another corporation of all or substantially all of the Company's assets, each outstanding option to purchase shares under the 2003 Purchase Plan will be assumed or an equivalent option substituted by the successor company. If the successor company refuses to assume or substitute for the option, the offering period during which a participant may purchase Common Stock will be shortened to a specified date before such proposed transaction. In the event of a proposed liquidation or dissolution of the Company, the offering period during which a participant may purchase Common Stock will be shortened to a specified date before the date of the proposed liquidation or dissolution.

         Amendment. The Board has the right to amend, suspend or terminate the 2003 Purchase Plan, provided, however, that the Board may not amend the 2003 Purchase Plan without Stockholder approval if such approval is required by
Section 423 of the Code. Unless sooner terminated, the 2003 Purchase Plan will terminate on the date that is 10 years after the date the plan was adopted by Board.

         Certain Tax Consequences. The Company intends that the 2003 Purchase Plan qualify as an "employee stock purchase plan" under Code Section 423. The following discussion summarizes the material federal income tax consequences to the Company and the participating employees in connection with the 2003 Purchase Plan under existing applicable provisions of the Code and the accompanying Treasury Regulations. The discussion is general in nature and does not address issues relating to the income tax circumstances of any individual employee. The discussion is based on federal income tax laws in effect on the date of this Proxy Statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The discussion does not address the consequences of state, local or foreign tax laws.

         Under the Code, the Company is deemed to grant employee participants in the 2003 Purchase Plan an "option" on the first day of each offering period to purchase as many shares of Common Stock as the employee will be able to purchase with the payroll deductions credited to his or her account during the offering period. On the last day of each offering period, the purchase price is determined and the employee is deemed to have exercised the "option" and purchased the number of shares of Common Stock his or her accumulated payroll deductions will purchase at the purchase price.

         The required holding period for favorable federal income tax treatment upon disposition of Common Stock acquired under the 2003 Purchase Plan is the later of (1) two years after the deemed "option" is granted (the first day of an offering period) and (2) one year after the deemed "option" is exercised and the Common Stock is purchased (the last day of an offering period). When the Common Stock is disposed of after this period (a "qualifying disposition"), the employee realizes ordinary income to the extent of the lesser of (a) the amount by which the fair market value of the Common Stock at the time the deemed "option" was granted exceeded the "option price" and (b) the amount by which the fair market value of the Common Stock at the time of the disposition exceeded the "option price." The "option price" is equal to 85% of the lesser of the fair market value of the Common Stock on the first day of the offering period and the fair market value of the Common Stock on the purchase date. Thus, the maximum amount of gain taxable as ordinary income is the amount of the 15% discount measured as of the last day of a purchase period. Any further gain recognized on a qualifying disposition will be long-term capital gain. If the sale price is less than the option price, there is no ordinary income and any loss recognized generally will be a long-term capital loss.

         When an employee sells the Common Stock before the expiration of the required holding period (a "disqualifying disposition"), the employee recognizes ordinary income to the extent of the difference between the price actually paid for the Common Stock and the fair market value of the Common Stock at the date the option was exercised (the purchase date), regardless of the price at which the Common Stock is sold. Any additional gain recognized upon the disqualifying disposition will be capital gain. The capital gain will be long-term if the employee held the shares more than 12 months. If the sale price is less than the fair market value of the Common Stock at the date of exercise, then the employee will have a capital loss equal to such difference.

         Even though an employee must treat part of his or her gain on a qualifying disposition of the Common Stock as ordinary income, the Company may not take a business deduction for such amount. However, if an employee makes a disqualifying disposition, the amount of income that the employee must report as ordinary income qualifies as a business deduction for the Company for the year of such disposition.

BENEFITS TO BE AWARDED TO CERTAIN INDIVIDUALS

         The number of shares of Common Stock purchased under the 2003 Purchase Plan will be determined by the aggregate amount of payroll deductions of the participating employees of the Company and the availability of shares under the 2003 Purchase Plan.

         THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION AND APPROVAL OF THE JARDEN CORPORATION 2003 EMPLOYEE STOCK PURCHASE PLAN.

                                   PROPOSAL 4

                 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS


         The firm of Ernst & Young LLP has audited the financial statements of the Company for the year ended December 31, 2002. The Board of Directors desires to continue the services of Ernst & Young LLP for the current year ending December 31, 2003. Accordingly, the Board of Directors will recommend at the Meeting that the Stockholders ratify the appointment by the Board of Directors of the firm of Ernst & Young LLP to audit the financial statements of the Company for the current year. Representatives of that firm are expected to be available at the Meeting, shall have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. In the event the Stockholders do not ratify the appointment of Ernst & Young LLP, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

         Aggregate fees billed by Ernst & Young LLP for professional services rendered to the Company for the years ended December 31, 2002 and December 31, 2001 are as follows:

         AUDIT FEES: Fees for audit services totaled approximately $519,900 in 2002 and approximately $187,471 in 2001, including fees associated with the audit of the Company's annual financial statements, the review of the financial statements included in the Company's quarterly reports on Form 10-Q, and consents and assistance provided in connection with documents filed with the Securities and Exchange Commission.

         AUDIT RELATED FEES: Fees for audit related services totaled approximately $232,000 in 2002 and approximately $62,048 in 2001. Audit related services rendered in 2002 and 2001 included audits of the Company's employee benefit plans. Audit related services rendered in 2002 also included due diligence services provided in connection with the Company's acquisition of Tilia International, Inc. and its subsidiaries.

         TAX FEES: Fees for tax services totaled approximately $721,550 in 2002 and approximately $66,340 in 2001, including fees associated with the "outsourcing" of the Company's tax function to Ernst & Young LLP and other tax consulting services.

         ALL OTHER FEES: In 2002 and 2001, Ernst & Young LLP did not render any other services other than those described above.

         The Audit Committee has determined that the provision of non-audit services is compatible with maintaining Ernst &Young LLP's independence.

         THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the proxy.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and any persons who own more than 10% of the Company's capital stock to file with the Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of our capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock during the 2002 year were timely filed with the Commission and the New York Stock Exchange with the exception of (i) Mr. Rooney (a former director of the Company that did not seek reelection at the Company's 2002 Annual Meeting of Stockholders on May 30, 2002) who was required to file a Form 4 in June 2002 with respect to the exercise of options to purchase 49,400 shares of Common Stock under various Company plans but later filed a Form 4 in October 2002, (ii) Mr. Tolbert who was required to file a Form 4 in July 2002 with respect to the exercise of options to purchase 2,000 shares of Common Stock under a Company plan but later filed a Form 4 in November 2002, and (iii) Ms. Popwell and Messrs. Huemme, Molen, and Wood who each were required to file a Form 5 in February 2002 with respect to the grant of options to purchase 4,000 shares of Common Stock under a Company plan but later filed a Form 5 in February 2003.

ANNUAL REPORT

         A copy of the Company's 2002 Annual Report to Stockholders is being mailed to Stockholders along with this Proxy Statement. Any Stockholder who has not received a copy of the 2002 Annual Report to Stockholders and wishes to do so should contact the Company's Corporate Secretary by mail at the address set forth on the Notice of Annual Meeting or by telephone at (914) 967-9400.

FORM 10-K

         THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH STOCKHOLDER AS OF THE RECORD DATE, ON THE WRITTEN REQUEST OF THE STOCKHOLDER, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULE, AS FILED WITH THE COMMISSION. STOCKHOLDERS SHOULD DIRECT THE WRITTEN REQUEST TO THE COMPANY'S CORPORATE SECRETARY, IAN G.H. ASHKEN, AT JARDEN CORPORATION, 555 THEODORE FREMD AVENUE, RYE, NEW YORK 10580.

PROPOSALS BY STOCKHOLDERS

         The Company's Bylaws prescribe the procedures Stockholders must follow to nominate directors or to bring other business before Stockholder meetings. To nominate a candidate for director at the 2004 Annual Meeting, your notice of the nomination must be received by the principal executive offices of the Company at 555 Theodore Fremd Avenue, Rye, New York 10580 between December 26, 2003 and January 25, 2004. The notice must describe various matters regarding the nominee, including, but not limited to, the name, address, occupation and the number of shares held by such nominee. To bring other matters before the 2003 Annual Meeting and to include a matter in the Company's proxy statement and proxy for that meeting, notice must be received by the Company within the time limits described above, meet the requirements of the Company's Bylaws, and otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended. Copies of the Company's Bylaws may be obtained free of charge from the Secretary of the Company.

                                            FOR THE BOARD OF DIRECTORS


                                             /s/ Ian G.H. Ashken
                                            ----------------------------------
                                            Ian G.H. Ashken
                                            Vice Chairman, Chief Financial
                                            Officer, and Secretary

                                                                         Annex A

                               JARDEN CORPORATION
                             AUDIT COMMITTEE CHARTER


I.     PURPOSE

This charter governs the operations of the audit committee. The charter will be reviewed and reassessed by the committee and will be approved by the Board of Directors (the "Board"), at least annually.

II.    FUNCTION

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities to the stockholders, potential stockholders, the investment community and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the company's financial statements, corporate governance and the legal compliance and the ethics programs, as established by management and the Board of Directors. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee has the authority to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee is empowered to retain independent counsel and other professionals to assist it in the conduct of any investigation.

Management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. While the audit committee has the responsibilities and powers set forth in this Charter, it is not the duty of the audit committee to plan or conduct audits to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Furthermore, it is not the duty of the audit committee to conduct investigations, to resolve disagreements (if any) between management and the independent auditor, or to assure compliance with laws and regulations.

III.   COMPOSITION

The Audit Committee shall be comprised of at least three directors as determined by the Board, each of who are independent of management and the Company. Members of the committee will be considered independent if they have no relationship that may interface with the exercise of their independence from management and the Company. All members of the Committee shall be financially literate.

The members of the Committee shall be elected by the Board until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Chair shall have accounting or related financial management expertise.

IV.    FREQUENCY OF MEETINGS

The committee shall meet in person or telephonically at least quarterly with management and the independent auditors and report on such meetings to the Board. For the meeting to approve the annual report and Form 10-K, all members shall be present. For all other meetings, the Chair or the other 2 members together shall represent the committee.

V.     RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's consolidated financial statements, and the independent auditors are responsible for auditing those consolidated financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate action to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement as appropriate.

       o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the audit committee, as representatives of the Company's stockholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss the auditors' independence from management and the Company and the matters included in the written disclosure required by the Independence Standards Board. Annually, the committee will review and recommend to the Board the selection of the Company's independent auditors, subject to stockholders' approval.

       o  The committee shall review and approve the scope of the annual audit.

       o The committee shall review and approve the independent auditor's audit fees on an annual basis, based upon recommendations from management.

       o The committee shall review all non-audit related work provided by the company's independent auditors and the fees associated with such work to ensure that they are reasonable and proper and do not jeopardize the auditors' independence.

       o The committee shall review the interim financial statements and information with management and the independent auditors prior to the disclosure of such to the stockholders and the public and prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee will discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

       o The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including their judgments about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosure in the financial statements. Also, the committee will discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

       o The committee shall review and assess any management letter(s) received from the independent auditors addressing matters relating to internal controls and procedures. The committee shall ensure that management addresses any reportable conditions or material weaknesses.

       o The committee shall oversee the Company's policies and procedures with respect to risk assessment and risk management.

                                                                         Annex B
                               JARDEN CORPORATION

                            2003 STOCK INCENTIVE PLAN


                  1. PURPOSE. The purpose of the Jarden Corporation 2003 Stock Incentive Plan (the "Plan") is to provide a means through which the Company and its Subsidiaries and Affiliates may attract able persons to enter and remain in the employ of the Company and its Subsidiaries and Affiliates and to provide a means whereby eligible persons can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Subsidiaries and Affiliates and promoting an identity of interest between stockholders and these eligible persons.

                  So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards and Stock Bonuses, or any combination of the foregoing. Capitalized terms not defined in the text are defined in Section 24.

                  2. SHARES SUBJECT TO THE PLAN. Subject to Section 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 2,000,000, provided that the Committee may not grant Awards to the extent and at a time when the total number of outstanding Options or other Awards granted under the Plan, aggregated with the total number of outstanding options granted pursuant to all of the Company's other stock based plans, other than the 2003 Employee Stock Purchase Plan, exceeds 15% of the total number of shares of Common Stock outstanding on a fully diluted basis (i.e., taking into effect the potential conversions of all outstanding options and other convertible equity securities, if any, into Common Stock of the Company); provided, however, that a reduction in the number of shares of Common Stock outstanding on a fully diluted basis shall not cause a reduction in the number of Awards previously granted. Shares that have been (a) reserved for issuance under Options which have expired or otherwise terminated without issuance of the underlying Shares, (b) reserved for issuance or issued under an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price, or (c) reserved for issuance or issued under an Award that otherwise terminates without Shares being issued, shall be available for issuance. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

                  3. ELIGIBILITY. ISO's (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Affiliate or Subsidiary of the Company.

                  4. ADMINISTRATION.

                     4.1 Committee Authority. This Plan will be administered by the Committee or by the Board. Any power, authority or discretion granted to the Committee may also be taken by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

                     a.    select persons to receive Awards;

                     b. determine the nature, extent, form and terms of Awards and the number of Shares or other consideration subject to Awards;

                     c. determine the vesting, exerciseability and payment of Awards;

                     d. correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

                     e. determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

                     f. prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

                     g. construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

                     h.    grant waivers of Plan or Award conditions;

                     i.    determine whether an Award has been earned;

                     j.    accelerate the vesting of any Award; and

                     k. make all other determinations necessary or advisable for the administration of this Plan.

                  The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

                     4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.

                  5. STOCK OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be intended to be "Incentive Stock Options" within the meaning of Section 422 of the Code or any successor section thereof ("ISO's") or nonqualified stock options (options not intended to qualify as incentive stock options)("NQSO's"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                     5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement ("Stock Option Agreement"), which will expressly identify the Option as an ISO or NQSO, and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

                     5.2 Exercise Period. Options may be exercisable to the extent vested within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

                     5.3 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be greater, less than, or equal to the Fair Market Value of the Shares on the date of grant; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant.

                     5.4 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

                     5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement"), stating, among other things, the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such other representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company (which need not be the same for each Participant), together with payment in full of the Exercise Price for the number of Shares being purchased. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

                     5.6 Termination of Employment. Unless otherwise expressly provided in an Award Agreement or otherwise determined by the Committee, exercise of an Option will always be subject to the following:

                     a. If the Participant is Terminated for any reason other than death, Disability or voluntary Termination by the Participant, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be a NQSO), but in any event, no later than the expiration date of the Options.

                     b. If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be a NQSO), but in any event no later than the expiration date of the Options.

                     c. Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is Terminated for Cause or there is a voluntary Termination by the Participant, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination in the case of a For

                           Cause Termination, the Committee shall give the Participant an opportunity to present to the Committee evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his or her service is terminated in the case of a for Cause Termination.

                     d. If the Participant is not an employee or a director, the Award Agreement shall specify treatment of the Award upon Termination.

                     5.7 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO's are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000 or such other amount as may be required by the Code. If the Fair Market Value of Shares on the date of grant with respect to which ISO's are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO's and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSO's. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO's, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

                     5.8 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that, (i) except as expressly provided for in the Plan or an Award Agreement, any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted and (ii) except pursuant to the provisions of Section 18 of the Plan, Options issued hereunder will not be repriced, replaced or regranted through cancellation or by lowering the Exercise Price of a previously granted Award without prior approval of the Company's Stockholders. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

                     5.9 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

                     5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO's will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

                     5.11 Lapsed Grants. Notwithstanding anything in the Plan to the contrary, the Company may, in its sole discretion, allow the exercise of a lapsed grant if the

Company determines that: (i) the lapse was the result of the Company's inability to timely execute the exercise of an option award and (ii) the Participant made valid and reasonable efforts to exercise the Award. In the event the Company makes such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination.

                  6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

                     6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and shall comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock shall be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company not later than thirty (30) days after the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer shall terminate, unless otherwise determined by the Committee.

                     6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted. Payment of the Purchase Price shall be made in accordance with Section 8 of this Plan.

                     6.3 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned and such determination shall be conclusive. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

                     6.4 Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear the following legend until the lapse of all restrictions with respect to such Stock:

                  "TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF A RESTRICTED STOCK AGREEMENT, DATED AS OF _______, BETWEEN JARDEN CORPORATION, AND ____________. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF JARDEN CORPORATION"

                  Stop transfer orders shall be entered with the Company's transfer agent and registrar against the transfer of legended securities.

                     6.5 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

                  7. STOCK BONUSES.

                     7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual Performance Factors or upon such other criteria as the Committee may determine.

                     7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus;
(b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

                     7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

                  8. PAYMENT FOR SHARE PURCHASES.

                     8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee or where expressly indicated in the Participants Award Agreement and where permitted by law:

                     a. by cancellation of indebtedness of the Company to the Participant;

                     b. by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

                     c. by tender of a promissory note (other than by directors or executive officers of the Company) having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code;

                     d. by waiver of compensation due or accrued to the Participant for services rendered;

                     e. with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists: through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company;

                     f. by "immaculate" exercise of the stock option by surrendering and canceling optioned shares themselves to pay the Exercise price to the Company; or

                     g. by any combination of the foregoing or other method authorized by the Committee.

                  At its discretion, the Committee may modify or suspend any method for the exercise of stock options, including any of the methods specified in the previous sentence. Delivery of shares for exercising an Option shall be made either through the physical delivery of shares or through an appropriate certification or attestation of valid ownership.

                  9. WITHHOLDING TAXES.

                     9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                     9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Company may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in writing.

                  10. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

                  11. TRANSFERABILITY.

                     11.1 Non-Transferability of Options. No Option granted under the Plan shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and such Option right shall be exercisable, during the Participant's lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may set forth in an Award Agreement at the time of grant or thereafter, that the Options (other than Incentive Stock Options) may be transferred to members of the Participant's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships or limited liability companies in which such family members and/or trusts are the only partners or members, as the case may be. For this purpose, immediate family means the Participant's spouse, parents, children, stepchildren, grandchildren and legal dependants. Any transfer of Options made under this provision will not be effective until notice of such transfer is delivered to the Company.

                     11.2 Rights of Transferee. Notwithstanding anything to the contrary herein, if an Option has been transferred in accordance with Section
11.1 above, the Option shall be exercisable solely by the transferee. The Option shall remain subject to the provisions of the Plan, including that it will be exercisable only to the extent that the Participant or Participant's estate would have been entitled to exercise it if the Participant had not transferred the Option. In the event of the death of the Participant prior to the expiration of the right to exercise the transferred Option, the period during which the Option shall be exercisable will terminate on the date 12 months following the date of the Participant's death. In no event will the Option be exercisable after the expiration of the exercise period set forth in the Award Agreement. The Option shall be subject to such other rules relating to transferees as the Committee shall determine.

                  12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within three
(3) months after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

                  13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions, consistent with the terms of the Awards, as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

                  14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. In the discretion of the Committee, the pledge agreement may provide that the Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

                  15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

                  16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. However, in the event that an Award is not effective as discussed in the preceding sentence, the Company will use reasonable efforts to modify, revise or renew such Award in a manner so as to make the Award effective. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

                  17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

                  18. CORPORATE TRANSACTIONS.

                      18.1 Assumption or Replacement of Awards by Successor. If a Change-of-Control Event occurs:

                            (i) the successor company in any Change-of-Control Event may, if approved in writing by the Committee prior to any Change-of-Control
                                  Event:

                                  (1) substitute equivalent Options or Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards), or

                                  (2) issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or substantially similar other securities or substantially similar other property subject to repurchase restrictions no less favorable to the Participant.

                            (ii) Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Options and Awards granted pursuant to this Plan will accelerate immediately prior to the consummation of a Change-of-Control Event. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of such event, they shall terminate at such time as determined by the Committee.

                      18.2 Other Treatment of Awards. Subject to any rights and limitations set forth in Section 18.1, if a Change-of-Control Event occurs or has occurred, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets constituting the Change-of-Control Event. Subject to Committee approval, Awards may be granted singly, in combination or in tandem so that the settlement or payment of one automatically reduces or cancels the other.

                      18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under this Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. If the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). If the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

                      18.4 Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the

Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

                  19. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date that this Plan is approved by the stockholders of the Company, consistent with applicable laws (the "Effective Date").

                  20. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the Effective Date of this Plan. The expiration of the Plan, however, shall not affect the rights of Participants under Options theretofore granted to them, and all unexpired Options and Awards shall continue in force and operation after termination of the Plan, except as they may lapse or be terminated by their own terms and conditions.

                  21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, (i) without the approval of the stockholders of the Company, amend this Plan in any manner that applicable law or regulation requires such stockholder approval, or (ii) without the written consent of the Participant substantially alter or impair any Option or Award previously granted under the Plan. Notwithstanding the foregoing, if an Option has been transferred in accordance with the terms of this Plan, written consent of the transferee (and not the Participant) shall be necessary to substantially alter or impair any Option or Award previously granted under the Plan. Subject to the foregoing and the requirements of Code Section 162(m), the Board of Directors may without further action on the part of the stockholders of the Company or the consent of Participants, amend the plan, (a) to permit or facilitate qualification of Options thereafter granted under the Plan as ISO's, and (b) to preserve the Company's tax deduction under Code Section 162(m).

                  22. EFFECT OF SECTION 162(m) OF THE CODE. The Plan, and all Awards issued thereunder, will rely on all applicable exemptions from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1 million per year. The Committee may, without stockholder approval (unless otherwise required to comply with Rule 16b-3 under the Exchange Act), amend the Plan retroactively and/or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company's Federal income tax deduction for compensation paid pursuant to the Plan. To the extent that the Committee determines as of the Date of Grant of an Award that
(i) the Award is intended to comply with Section 162(m) of the Code and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under
Section 162(m) of the Code has been obtained.

                  23. GENERAL.

                      23.1 Additional Provisions of an Award. Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, provisions which restrict a Participant's ability to sell Shares for a period of time under certain circumstances, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award Agreement. In addition, the Committee may, in its discretion, provide in an Award Agreement that, in the event that the Participant engages, within a specified period after termination of employment, in certain activity specified by the Committee that is deemed detrimental to the interests of the Company (including, but not limited to, the breach of any non-solicitation and/or non-compete agreements with the Company), the Participant will forfeit all rights under any Options that remain outstanding as of the time of such act and will return to the Company an amount of shares with a Fair Market Value (determined as of the date such shares are returned) equal to the amount of any gain realized upon the exercise of any Option that occurred within a specified time period.

                      23.2. Claim to Awards and Employment Rights. Unless otherwise expressly agreed in writing by the Company, no employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award.

                      23.3. Designation and Change of Beneficiary. Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award of Restricted Stock, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling;

provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

                      23.4. Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or is otherwise legally incompetent or incapacitated or has died, then any payment due to such person or such person's estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to such person's spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee, in its absolute discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

                      23.5. No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such Committee member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                      23.6. Governing law. The Plan and all agreements hereunder shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

                      23.7. Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

                      23.8. Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing or refusing to act, and shall not be liable for having so relied, acted or failed or refused to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

                      23.9. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

                      23.10. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries and Affiliates.

                      23.11. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

                      23.12. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

                      23.13. Termination of Employment. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company, a Subsidiary or Affiliate.

                      23.14 Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

                      23.15 Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company, its Affiliates, and its Subsidiaries operate or have employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which employees employed outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of Awards granted to employees who are employed outside the United States, and (iii) establish subplans (through the addition of schedules to the Plan or otherwise), modify option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable.

                  24. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

                  "Affiliate" means any entity in which the Company has an ownership interest of at least 20%.

                  "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

                  "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

                  "Board" means the Board of Directors of the Company.

                  "Cause" means the Company, a Subsidiary or Affiliate having cause to terminate a Participant's employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary or Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, a Subsidiary or Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company, a Subsidiary or Affiliate or (iii) the Participant having been convicted of a felony or a misdemeanor carrying a jail sentence of six months or more.

                  "Change-of-Control Event" means the occurrence of any one or more of the following events: (i) there shall have been a change in a majority of the Board of Directors of the Company within a two (2) year period, unless the appointment of a director or the nomination for election by the Company's stockholders of each new director was approved by the vote of a majority of the directors then still in office who were in office at the beginning of such two (2) year period, or (ii) the Company shall have been sold by either (A) a sale of all or substantially all its assets, or (B) a merger or consolidation, other than any merger or consolidation pursuant to which the Company acquires another entity, or (C) a tender offer, whether solicited or unsolicited.

                  "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

                  "Common Stock" means the outstanding common stock, par value $0.01 per share, of the Company, or any other class of securities into which substantially all the Common Stock is converted or for which substantially all the Common Stock is exchanged.

                  "Committee" means the Compensation Committee, the Stock Option Committee or such other committee appointed by the Board consisting solely of two or more Outside Directors or the Board.

                  "Company" means Jarden Corporation, a Delaware corporation, or any successor corporation.

                  "Disability" or "Disabled" means a disability, whether temporary or permanent, partial or total, as determined in good faith by the Committee.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

                  "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                           a. if such Common Stock is publicly traded and is then listed on a national securities exchange (i.e. The New York Stock Exchange), its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

                           b. if such Common Stock is publicly traded and is then quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination as reported in The Wall Street Journal, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

                           c. if such Common Stock is publicly traded but is not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or, if not reported in The Wall Street Journal, as reported by any reputable publisher or quotation service, as determined by the Committee in good faith, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

                           d. if none of the foregoing is applicable, by the Committee in good faith based upon factors available at the time of the determination, including, but not limited to, capital raising activities of the Company.

                  "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

                  "NASD Dealer" has the meaning set forth in Section 8(e).

                  "NQSO's" has the meaning set forth in Section 5.

                  "Option" means an award of an option to purchase Shares pursuant to Section 5.

                  "Outside Director" means a person who is both (i) a "nonemployee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

                  "Parent" means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities ending with the Company if each of such corporations and other legal entities other than the Company owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, equity securities or other equity interests in one of the other corporations or other entities in such chain.

                  "Participant" means a person who receives an Award under this Plan.

                  "Performance Factors" means the factors selected by the Committee from time to time, including, but not limited to, the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

                           a.   Net revenue and/or net revenue growth;

                           b. Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

                           c.   Operating income and/or operating income growth;

                           d.   Net income and/or net income growth;

                           e. Earnings per share and/or earnings per share growth;

                           f.   Total stockholder return and/or total
                                stockholder return growth;

                           g.   Return on equity;

                           h.   Operating cash flow;

                           i.   Adjusted operating cash flow return on income;

                           j.   Economic value added;

                           k.   Successful capital raises;

                           l.   Individual confidential business objectives

                           m. Other factors deemed reasonable and appropriate by the Committee.

                  "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

                  "Plan" means the Jarden Corporation 2003 Stock Incentive Plan, as amended from time to time.

                  "Restricted Stock Award" means an award of Shares pursuant to
                  Section 6.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 18, and any successor security.

                  "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

                  "Subsidiary" means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities beginning with the Company if each of the corporations and entities other than the last corporation or entity in the unbroken chain owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, other equity securities or other equity interests in one of the other corporations or entities in such chain.

                  "Ten Percent Stockholder" has the meaning set forth in Section 5.2.

                  "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

                  "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

                  "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

                                                                         Annex C

                               JARDEN CORPORATION

                        2003 EMPLOYEE STOCK PURCHASE PLAN



                         SECTION 1. PURPOSE OF THE PLAN

         The purposes of the Jarden Corporation 2003 Employee Stock Purchase Plan (the "Plan") are: (a) to assist employees of Jarden Corporation, a Delaware corporation (the "Company"), and its Designated Subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan that is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"); (b) to encourage employees to work in the best interests of Company stockholders; (c) to support recruitment and retention of qualified employees; and (d) to provide employees an advantageous means of accumulating long-term investments.


                             SECTION 2. DEFINITIONS

         For the purposes of the Plan, the following terms shall be defined as set forth below:

         "Additional Shares" has the meaning set forth in Section 6.

         "Board" means the Board of Directors of the Company.

         "Broker" has the meaning set forth in Section 10.2.

         "Change Notice Date" has the meaning set forth in Section 11.1.

         "Change of Control" means:

                  (a) the Company's stockholders shall approve and there shall occur:

                        (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

                        (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company; or

                        (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Company;

                  (b) at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board ("Incumbent Directors") shall cease for any reason to constitute at least a majority thereof, unless each new director during such two-year period was nominated or elected by the Incumbent Directors, or a committee of the Incumbent Directors (new directors nominated or elected by the Incumbent Directors or by a committee of the Incumbent Directors shall also be deemed to be Incumbent Directors); or

                  (c) any "Person" (as such term is used in Section 13(d) of the Exchange Act) shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, have become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of then-outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors ("Voting Securities," to be calculated as provided in paragraph (d) of such Rule 13d-3 in the case of rights to acquire Common Stock) representing 35% or more of the combined voting power of the then-outstanding Voting Securities.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" means the Compensation Committee, or such other committee appointed by the Board to administer the Plan, in any case consisting solely of two or more Non-Employee Directors, or, in the absence of any such committee, the Board.

         "Common Stock" means the common stock, par value $0.01 per share, of the Company.

         "Company" means Jarden Corporation, a Delaware corporation.

         "Designated Subsidiary" means any domestic Subsidiary Corporation or any other Subsidiary Corporation designated as eligible to participate in the Plan by the Board or the Committee.

         "Eligible Compensation" means, unless the Committee establishes otherwise for a future Offering, all base pay, inclusive of any employer-paid leave, overtime, cash bonuses, and commissions.

         "Eligible Employee" means any employee of the Company or a Designated Subsidiary who is in the employ of the Company or any Designated Subsidiary on one or more Offering Dates and who does not, immediately after the Option is granted, own stock (as defined by the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of a Parent Corporation or Subsidiary Corporation. If the Company permits any employee of a Designated Subsidiary to participate in the Plan, then all employees of that Designated Subsidiary who meet the above requirement shall also be considered Eligible Employees.

         "Enrollment Period" has the meaning set forth in Section 7.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                  (a) if such Common Stock is publicly traded and is then listed on a national securities exchange (i.e. The New York Stock Exchange), its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

                  (b) if such Common Stock is publicly traded and is then quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination as reported in The Wall Street Journal, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

                  (c) if such Common Stock is publicly traded but is not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or, if not reported in The Wall Street Journal, as reported by any reputable publisher or quotation service, as determined by the Committee in good faith, and if there were no trades on such date, on the day on which a trade occurred next preceding such date; or

                  (d) if none of the foregoing is applicable, by the Committee in good faith based upon factors available at the time of the determination, including, but not limited to, capital raising activities of the Company.

         "Non-Employee Director" means a member of the Board who is both (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation, and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

         "Offering" has the meaning set forth in Section 5.1.

         "Offering Date" means the first day of an Offering.

         "Option" has the meaning set forth in Section 7.3.

         "Parent Corporation" means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company, if, at the time of the granting of the Option, each of the corporations, other than the Company, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "Participant" means any Eligible Employee who has elected to participate in an Offering in accordance with the procedures set forth in
Section 7 and who has not withdrawn from the Plan or whose participation in the Plan is not otherwise terminated.

         "Plan" means the Jarden Corporation 2003 Employee Stock Purchase Plan.

         "Purchase Date" means the last day of an Offering.

         "Purchase Price" has the meaning set forth in Section 6.

         "Restriction Period" has the meaning set forth in Section 10.1(b).

         "Securities Act" means the Securities Act of 1933, as amended.

         "Stock Account" has the meaning set forth in Section 10.1(a).

         "Subscription" has the meaning set forth in Section 7.1.

         "Subsidiary Corporation" means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company, if, at the time of the granting of the Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                      SECTION 3. ADMINISTRATION OF THE PLAN

         3.1 Committee Composition. The Plan shall be administered by the Committee appointed by the Board. A quorum of the Committee shall consist of a majority of its members and the Committee may act by vote of a majority of its members at a meeting at which a quorum is present, or without a meeting by a written consent to the action taken signed by all members of the Committee.

         3.2 Committee Responsibilities. The Committee shall interpret the Plan and make all other policy decisions relating to the operation of the Plan. The Committee may (i) adopt such rules, guidelines and forms as it deems appropriate to implement the Plan, and (ii) appoint an officer of the Company to administer the plan on a day to day basis. Subject to the provisions of the Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of the Plan shall be determined by the Committee and its decisions shall be final and binding upon all Participants. Members of the Committee shall receive no compensation for their services in connection with the administration of the Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

                        SECTION 4. STOCK SUBJECT TO PLAN

         There shall be reserved for issuance and purchase by employees under the Plan an aggregate of 300,000 shares of the Company's Common Stock, subject to adjustment from time to time as provided in Section 20. Shares issued under the Plan shall be drawn from authorized and unissued shares or from shares subsequently acquired by the Company as treasury shares.

                              SECTION 5. OFFERINGS

         5.1 Offerings. The Plan shall be implemented by a series of offerings that each last three months (each, an "Offering"), such Offerings to commence on February 1, May 1, August 1 and November 1 of each year and to end on the following April 30, July 31, October 31 and January 31 respectively. During each Offering, Eligible Employees may make contributions towards the purchase of Common Stock with the last day of each Offering being the Purchase Date for such Offering. Notwithstanding the foregoing, the Committee may establish (i) a different term for the initial Offering or for one or more future Offerings and
(ii) different commencing and ending dates for such Offerings; provided, however, that in no event shall any Offering exceed 27 months. In the event the first or the last day of an Offering is not a regular business day, then the first day of the Offering shall be deemed to be the next regular business day and the last day of the Offering shall be deemed to be the last preceding regular business day.

         5.2 Governmental Approval; Stockholder Approval. Notwithstanding any other provision of the Plan to the contrary, an Option granted pursuant to the Plan shall be subject to (a) obtaining all necessary governmental approvals and qualifications for the Plan and (b) obtaining stockholder approval of the Plan.

                            SECTION 6. PURCHASE PRICE

         The purchase price (the "Purchase Price") at which Common Stock may be acquired in an Offering pursuant to the exercise of all or any portion of an Option shall be 85% of the lesser of (i) the Fair Market Value of the Common Stock on the Offering Date of such Offering and (ii) the Fair Market Value of the Common Stock on the Purchase Date of such Offering. Notwithstanding the foregoing, if an increase in the number of shares authorized for issuance under the Plan is approved and all or a portion of such additional shares are to be issued during one or more Offerings that are underway at the time of stockholder approval of such increase (the "Additional Shares"), then, if as of the date of such stockholder approval, the Fair Market Value of a share of Common Stock is higher than the Fair Market Value on the Offering Date for any such Offering, the Purchase Price for the Additional Shares shall be 85% of the lesser of (i) the Common Stock's Fair Market Value on the date of such stockholder approval and (ii) the Fair Market Value of the Common Stock on the Purchase Date.

               SECTION 7. ENROLLMENT AND PARTICIPATION IN THE PLAN

         7.1 Enrollment. An Eligible Employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements and providing to the Company during the enrollment period established by the Committee (the "Enrollment Period") a payroll deduction authorization agreement prescribed by the Committee for this purpose (the "Subscription"):

             (a) indicating the Eligible Employee's election to participate in the Plan;

             (b) authorizing payroll deductions and stating the amount to be deducted regularly from the Participant's Eligible Compensation; and

             (c) authorizing the purchase of Common Stock for the Participant in each Offering.

         An Eligible Employee who does not deliver a Subscription as provided above during the Enrollment Period shall not participate in the Plan for that Offering or for any subsequent Offering unless such Eligible Employee subsequently enrolls in the Plan by filing a Subscription with the Company during the Enrollment Period for such subsequent Offering. The Company may, from time to time, change the Enrollment Period for a future Offering as deemed advisable by the Committee for the proper administration of the Plan.

         An employee who becomes eligible to participate in the Plan after an Offering has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering, provided that such employee is still an Eligible Employee as of the commencement of any such subsequent Offering.

         7.2 Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee, withdraws from the Plan under Section 12 or is no longer employed by the Company as provided in Section 13.2.

         7.3 Grant of Option on Enrollment. Subject to the limitations set forth herein, for each Offering, a Participant shall be deemed to have been granted an option (an "Option") on the Offering Date to purchase on the Purchase Date up to the maximum number of shares of Common Stock of the Company which may be purchased by such Participant's payroll deductions accumulated during the Offering at a price equal to the Purchase Price for such Offering as determined in accordance with Section 6.

               SECTION 8. LIMITATION ON RIGHTS TO PURCHASE SHARES

         8.1 Number of Shares Purchased. No Participant shall be entitled to purchase Common Stock under the Plan (or any other employee stock purchase plan that is intended to meet the requirements of Code Section 423 sponsored by the Company, a Parent Corporation or a Subsidiary Corporation) with a Fair Market Value exceeding $25,000 (such value determined as of the Offering Date for each Offering or such other limit as may be imposed by the Code) in any calendar year in which a Participant participates in the Plan (or any other employee stock purchase plan described in this Section 8.1).

         8.2 Pro Rata Allocation. In the event the number of shares of Common Stock that might be purchased by all Participants exceeds the number of shares of Common Stock available in the Plan, the Committee shall make a pro rata allocation of the remaining shares of Common Stock in as uniform a manner as shall be practicable and as the Committee shall determine to be equitable.

                 SECTION 9. ACCOUNTS; PAYMENT OF PURCHASE PRICE

         9.1 General Rules. Common Stock that is acquired pursuant to the exercise of all or any portion of an Option may be paid for only by means of payroll deductions from the Participant's Eligible Compensation. Except as set forth in this Section 9, the amount of compensation to be withheld from a Participant's Eligible Compensation during each pay period shall be determined by the Participant's Subscription.

         9.2 Amount Withheld. Unless otherwise determined by the Committee, the amount of payroll withholding for each Participant for purchases of Common Stock pursuant to the Plan during each calendar year shall be at least $60 but shall not exceed $10,000 of the Participant's Eligible Compensation for such calendar year (or such other amounts as the Committee may establish from time to time for a future Offering), subject to the restrictions set forth in the Plan. The amount of payroll withholding for each Participant for each pay period shall be generally determined by dividing the annual payroll withholding amount chosen by each Participant by the total number of pay periods such Participant has in such calendar year, subject to the discretion of the Committee.

         9.3 Payroll Deductions. Payroll deductions shall commence on the first day of the payroll period following the Offering Date and shall continue through the last day of the payroll period within the Offering unless sooner altered or terminated as provided in the Plan.

         9.4 Plan Accounts. Individual accounts shall be maintained for each Participant for memorandum purposes only. All payroll deductions from a Participant's compensation shall be credited to such account but shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

         9.5 No Interest. No interest shall be paid on payroll deductions received or held by the Company.

         9.6 Acquisition of Common Stock. On each Purchase Date of an Offering, each Participant shall automatically acquire, pursuant to the exercise of the Participant's Option, the number of shares of Common Stock, including fractional shares, arrived at by dividing the total amount of the Participant's accumulated payroll deductions for the Offering by the Purchase Price; provided, however, that the Company shall have up to 20 days following each Purchase Date to transfer the shares of Common Stock purchased by each Participant to their respective accounts.

         9.7 Refund of Excess Amounts. In the event that the Committee determines for a future Offering that fractional shares may not be issued, any cash balance remaining in a Participant's account at the termination of an Offering that is not sufficient to purchase a whole share of Common Stock, such amount shall be carried over in the Participant's account and applied to the purchase of Common Stock in the next Offering, provided the Participant participates in the next Offering and the purchase complies with Section 8.1. If the Participant does not participate in the next Offering, such remaining cash balance shall be refunded to the Participant as soon as practical after the Purchase Date without the payment of any interest

         9.8 Withholding Obligations. At the time the Option is exercised, or at the time some or all the Common Stock is disposed of, a Participant shall make adequate provision for local, state, federal and foreign withholding obligations of the Company, if any, that arise upon exercise of the Option or upon disposition of the Common Stock. The Company may withhold from the Participant's compensation the amount necessary to meet such withholding obligations.

         9.9 Termination of Participation. No Common Stock shall be purchased on behalf of a Participant on a Purchase Date if his or her participation in a current Offering or the Plan has terminated on or before such Purchase Date or if the Participant has otherwise terminated employment prior to a Purchase Date. Any cash balance remaining in the Participant's account at the termination of his or her participation in a current Offering or the Plan shall be refunded to the Participant as soon as practical without the payment of any interest.

         9.10 Procedural Matters. The Committee may, from time to time, establish (i) limitations on the frequency and/or number of any permitted changes in the amount withheld during an Offering, as set forth in Section 11.1,
(ii) an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, (iii) payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, and (iv) such other limitations or procedures as deemed advisable by the Committee in the Committee's sole discretion that are consistent with the Plan and in accordance with the requirements of Code Section 423.

                   SECTION 10. STOCK PURCHASED UNDER THE PLAN

         10.1  Stock Accounts; Transfer of Stock; Dividends.

               (a) Shares of Common Stock purchased under the Plan may be registered in the name of a nominee or held in such other manner as the Committee determines to be appropriate. A book entry stock account will be established in each Participant's name (a "Stock Account"). Each Participant will be the beneficial owner of the Common Stock purchased under the Plan and will have all rights of beneficial ownership in such Common Stock. The Company or its nominee will retain custody of the Common Stock purchased under the Plan until specifically requested in writing by a Participant to be sold, transferred or delivered.

               (b) A Participant may move his or her shares of Common Stock purchased under the Plan to a brokerage account of the Participant's choosing or request that a stock certificate be issued and delivered to him or her at any time. If the Participant sells, transfers or otherwise disposes of shares of Common Stock purchased under the Plan during the two year period following the Offering Date (the "Restriction Period") for such Common Stock, such sale, transfer or other disposition of the purchased shares may be a disqualifying disposition pursuant to the Code (specifically, Section 423), in which case the Participant may be subject to various tax consequences, including, without limitation, income and capital gains tax, and may be required to satisfy the employment and income tax withholding requirements applicable to such income.

               (c) Cash dividends paid on Common Stock in a Participant's Stock Account due to the Restriction Period or because the Participant has not made a request for delivery shall be used by the custodian of such Common Stock to purchase additional shares of Common Stock, which shall be credited to the Participant's Stock Account. Dividends paid in the form of shares of Common Stock with respect to Stock in a Participant's Stock Account shall be credited to such Stock Account. Common Stock credited to a Participant's Stock Account due to cash or stock dividends with respect to Common Stock that is subject to the Restriction Period shall be restricted for the same period as the Common Stock with respect to which the dividend was paid.

         10.2 Brokerage Account. The Committee may designate or approve a stock brokerage or other financial services firm (the "Broker") to hold shares purchased under the Plan for the accounts of Participants. If the Committee does designate a Broker, promptly following each Purchase Date, the number of shares of Common Stock purchased by each Participant shall be deposited into an account established in the Participant's name with the Broker. Dividends paid in the form of shares of Common Stock with respect to Common Stock in a Participant's account shall be credited to such account.

         10.3 Notice of Disposition. By entering the Plan, each Participant agrees to promptly give the Company notice of any Common Stock sold, transferred or otherwise disposed of during the Restricted Period, showing the number of such shares sold, transferred or disposed of and the Purchase Date and Offering Date for such Common Stock. This notice shall not be required if and so long as the Company has a designated Broker.

                       SECTION 11. CHANGES IN WITHHOLDING

         11.1 Increase, Decrease or Discontinuance of Payroll Deductions. Unless the Committee establishes otherwise for a future Offering, a Participant may elect, at any time during an Offering, to (i) increase or decrease the amount to be withheld from his or her Eligible Compensation, or (ii) discontinue payroll contributions, by completing and filing with the Company an amended Subscription authorizing the increase, decrease or cessation of payroll deductions. The change shall be effective as of the beginning of the next payroll period following the date of filing the amended Subscription if the amended Subscription is filed at least ten days prior to such date (the "Change Notice Date") and, if not, as of the beginning of the next succeeding payroll period. All payroll deductions accrued by a Participant as of a Change Notice Date shall continue to be applied toward the purchase of Common Stock on the Purchase Date, unless a Participant withdraws from an Offering or the Plan, pursuant to Section 12. An amended Subscription shall remain in effect until the Participant changes such Subscription in accordance with the terms of the Plan.

        11.2 Automatic Changes in Payroll Deductions. Notwithstanding anything to the contrary set forth herein, to the extent necessary to comply with Code
Section 423 and Section 8.1, a Participant's payroll deductions shall be automatically discontinued during any Offering if the aggregate of all payroll deductions accumulated with respect to one or more Offerings ending within the same calendar year exceeds $25,000 of Fair Market Value of the Common Stock determined as of the first day of an Offering ($21,250 to the extent the Purchase Price may be 85% of the Fair Market Value of the Common Stock on the Offering Date of the Offering). Payroll deductions shall re-commence at the rate provided in such Participant's Subscription at the beginning of the first Offering that is scheduled to end in the following calendar year, unless the Participant terminates participation in an Offering or the Plan as provided in
Section 12 or indicates otherwise in an amended Subscription. Also notwithstanding anything to the contrary set forth herein, a Participant's payroll deductions shall be automatically discontinued at such time that the aggregate of all payroll deductions during a calendar year reaches $10,000. Payroll deductions shall re-commence at the rate provided in such Participant's Subscription at the beginning of the next calendar year, provided the Participant continues to participate in the Plan and such participation complies with Section 8.1.

               SECTION 12. WITHDRAWAL FROM AN OFFERING OR THE PLAN

         12.1 Withdrawal From an Offering. A Participant may withdraw from an Offering by completing and delivering to the Company a written notice of withdrawal on a form provided by the Company for such purpose. Such notice must be delivered prior to the end of the Offering for which such withdrawal is to be effective. Unless otherwise indicated by a Participant, withdrawal from an Offering shall not result in a withdrawal from the Plan or any succeeding Offering therein, provided that such Participant is still an Eligible Employee upon commencement of such succeeding Offering. A Participant may not resume participation in the same Offering at any time following withdrawal from such Offering.

         12.2 Withdrawal From the Plan. A Participant may withdraw from the Plan by completing and delivering to the Company or such other authorized office or entity a written notice of withdrawal on a form provided for such purpose. Such notice must be delivered prior to the end of the Offering for which such withdrawal is to be effective, or by any other date specified by the Committee for a future Offering.

         12.3 Notice of Withdrawal; Effect of Withdrawal on Prior Offerings; Re-enrollment in the Plan.

               (a) The Committee may, from time to time, impose a requirement that any notice of withdrawal be on file for a reasonable period prior to the effectiveness of the Participant's withdrawal.

               (b) If a Participant withdraws from an Offering or the Plan after the Purchase Date for a Offering, the withdrawal shall not affect Common Stock acquired by the Participant in any earlier Offerings.

               (c) In the event a Participant voluntarily elects to withdraw from the Plan, the Participant may participate in any subsequent Offering under the Plan by again satisfying the definition of Eligible Employee and re-enrolling in the Plan in accordance with Section 7.

         12.4 Return of Payroll Deductions. Upon withdrawal from an Offering pursuant to Section 12.1 or from the Plan pursuant to Section 12.2, the withdrawing Participant's accumulated payroll deductions that have not been applied to the purchase of Common Stock shall be returned as soon as practical after the withdrawal, without the payment of any interest, to the Participant and the Participant's interest in the Offering shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan.

                     SECTION 13. CHANGE IN EMPLOYMENT STATUS

         13.1 Leave of Absence. During paid leaves of absence approved by the Committee and meeting the requirements of the applicable treasury regulations promulgated under the Code, a Participant may elect to continue participation in the Plan for a maximum of 90 calendar days by continuing to accrue payroll deductions.

         13.2 Termination of Employment. Termination of a Participant's employment with the Company or a Designated Subsidiary for any reason, including retirement, death or the failure of a Participant to remain an Eligible Employee, shall immediately terminate the Participant's participation in the Plan. The payroll deductions credited to the Participant's account since the last Purchase Date shall, as soon as practical, be returned to the Participant or, in the case of a Participant's death, to the Participant's legal representative or designated beneficiary as provided in Section 14.2, and all the Participant's rights under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this Section 13.2.

                     SECTION 14. RESTRICTIONS ON ASSIGNMENT

         14.1 Transferability. An Option granted under the Plan shall not be transferable and such Option shall be exercisable during the Participant's lifetime only by the Participant. The Company will not recognize, and shall be under no duty to recognize, any assignment or purported assignment by a Participant of the Participant's interest in the Plan, of his or her Option or of any rights under his or her Option.

         14.2 Beneficiary Designation. A Participant may designate on a Company-approved form a beneficiary who is to receive any shares from the Participant's account under the Plan in the event the Participant dies prior to delivery to such Participant of such shares. In addition, a Participant may designate on a Company-approved form a beneficiary who is to receive any cash from the Participant's account under the Plan in the event that the Participant dies before the Purchase Date for an Offering. Such designation may be changed by the Participant at any time by written notice to the Company.


              SECTION 15. NO RIGHTS AS A STOCKHOLDER OR AN EMPLOYEE

         15.1 No Rights as a Stockholder. With respect to shares of Common Stock subject to an Option, a Participant shall not be deemed to be a stockholder of the Company, and he or she shall not have any of the rights or privileges of a stockholder. A Participant shall have the rights and privileges of a stockholder of the Company when, but not until, the date shares have been issued to the Participant following exercise of the Participant's Option.

         15.2 No Rights as an Employee. Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or a Parent Corporation or Subsidiary Corporation or to affect the right of the Company or a Parent Corporation or Subsidiary Corporation to terminate the employment of any person (including any Eligible Employee or Participant) at any time with or without cause.

                         SECTION 16. LIMITATIONS ON SALE

         The Plan is intended to provide Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any Participant in the conduct of his or her own affairs. A Participant, therefore, may sell Common Stock purchased under the Plan at any time he or she chooses, subject to compliance with Company policies and any applicable federal and state securities and tax laws. A Participant assumes the risk of any market fluctuations in the price of the Common Stock.

          SECTION 17. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

         17.1 Amendment of the Plan. The Board may amend the Plan in such respects as it shall deem advisable; provided, however, that, to the extent required for compliance with Code Section 423 or any applicable law or regulation, stockholder approval will be required for any amendment that will
(i) increase the total number of shares as to which Options may be granted under the Plan, (ii) modify the class of employees eligible to receive Options, or
(iii) otherwise require stockholder approval under any applicable law or regulation; and provided further, that except as provided in this Section 17, no amendment to the Plan shall make any change in any Option previously granted which adversely affects the rights of any Participant.

         17.2 Suspension or Termination of the Plan. The Plan shall continue in effect for ten years after the date of its adoption by the Board.
Notwithstanding the foregoing, the Board may at any time and for any reason suspend or terminate the Plan. During any period of suspension or upon termination of the Plan, no Options shall be granted.

         17.3 Effect of Termination. Except as provided in Section 18, no such termination of the Plan may affect Options previously granted, provided that the Plan or an Offering may be terminated by the Board on a Purchase Date or by the Board's setting a new Purchase Date with respect to an Offering then in progress if the Board determines that termination of the Plan and/or the Offering is in the best interests of the Company and the stockholders or if continuation of the Plan and/or the Offering would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan.

                             SECTION 18. ADJUSTMENTS

         18.1 Adjustment of Shares. In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, split-off, combination or exchange of shares, recapitalization, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefore or received in their place, being exchanged for a different number or kind of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock, then (subject to any required action by the Company's stockholders), the Board, in its sole discretion, shall make such equitable adjustments as it shall deem appropriate in the circumstances in (i) the maximum number and kind of shares of Common Stock subject to the Plan as set forth in Section 4, and (ii) the number and kind of securities that are subject to any outstanding Option and the per share price of such securities. The determination by the Board or the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a merger, asset sale, dissolution or liquidation of the Company shall not be governed by this Section
18.1 but shall be governed by Sections 18.2 and 18.3, respectively.

         18.2 Dissolution or Liquidation of the Company. In the event of the proposed dissolution or liquidation of the Company, the Offering then in progress shall be shortened by setting a new Purchase Date and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The new Purchase Date shall be a specified date before the date of the Company's proposed dissolution or liquidation. The Plan Administrator shall notify each Participant in writing, prior to the new Purchase Date, that the Purchase Date for the Participant's Option has been changed to the new Purchase Date and that the Participant's Option shall be exercised automatically on the new Purchase Date, unless prior to such date the Participant has withdrawn from an Offering then in progress or the Plan as provided in Section 12.

         18.3 Change of Control. In the event of a Change of Control, each outstanding Option shall be assumed or an equivalent option substituted by the successor company or parent thereof (the "Successor Company"). In the event that the Successor Company refuses to assume or substitute for the Option, any Offering then in progress shall be shortened by setting a new Purchase Date. The new Purchase Date shall be a specified date before the date of the Change of Control. The Plan Administrator shall notify each Participant in writing, prior to the new Purchase Date, that the Purchase Date for the Participant's Option has been changed to the new Purchase Date and that the Participant's Option shall be exercised automatically on the new Purchase Date, unless prior to such date the Participant has withdrawn from an Offering then in progress or the Plan as provided in Section 12.

         18.4 Limitations. The grant of Options shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

               SECTION 19. REGISTRATION; CERTIFICATION FOR SHARES

         Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

         The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

         To the extent that the Plan or any instrument evidencing shares of Common Stock provides for issuance of stock certificates to reflect the issuance of such shares, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

                     SECTION 20. EQUAL RIGHTS AND PRIVILEGES

         All Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of the Plan which is inconsistent with Section 423 or any successor provision of the Code shall without further act or amendment by the Company or the Board be reformed to comply with the requirements of Section 423. This Section 20 shall take precedence over all other provisions in the Plan.

                     SECTION 21. EFFECTIVE DATE OF THE PLAN

         The Plan shall become effective on the date it is adopted by the Board, subject to approval by the Company's stockholders within 12 months thereof.

                               JARDEN CORPORATION
                 ANNUAL MEETING OF STOCKHOLDERS, APRIL 24, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Martin E. Franklin and Ian G.H. Ashken, as proxies each with full power of substitution, and hereby authorizes them to appear and vote as designated below, all shares of Common Stock of Jarden Corporation held on record by the undersigned on March 24, 2003, at the Annual Meeting of Stockholders to be held on April 24, 2003 at 555 Theodore Fremd Avenue, Rye, NY 10580 and any adjournments or postponements thereof and upon any and all matters which may properly be brought before the meeting or any adjournments or postponements thereof, thereby revoking all former proxies.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

         The undersigned hereby directs this Proxy to be voted:

[X]      Please mark votes as in this example.

1.       Election of Directors

                Martin E. Franklin
                Rene-Pierre Azria

            [ ] FOR                                [ ] WITHHOLD AUTHORITY
                the election as directors of all       to vote for all nominees
                nominees listed above                  listed above


WITHHOLD authority to vote for any individual nominee. Write the name of the nominee for which authority to vote is being withheld on the line below.

--------------------------------------------------------------------------------

2.       Approval of the Jarden Corporation 2003 Stock Incentive Plan

            [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN


      IMPORTANT: PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

                         (Continued from the other side)

3.       Approval of the Jarden Corporation 2003 Employee Stock Purchase Plan

            [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

4. Ratification of the appointment of Ernst & Young LLP as Jarden Corporation's independent auditors for 2003

            [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

5. In their discretion, the named proxies may vote on such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for Proposals 1, 2, 3 and 4.

Shares represented by this Proxy will be voted at the meeting in accordance with the stockholder's specifications above. The Proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the notice of the Annual Meeting of Stockholders to the undersigned.


                                       Date:______________________________, 2003

                                       _________________________________________
                                       Signature of Stockholder

                                       _________________________________________
                                       (Signature if held jointly)

                                       Note: Please mark, sign, date and return this Proxy promptly using the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in corporate or partnership name by an authorized person.